UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23165

CION ARES DIVERSIFIED CREDIT FUND
(Exact name of registrant as specified in charter)

3 PARK AVENUE 36TH FLOOR NEW YORK, NEW YORK			10016
(Address of principal executive offices)			(Zip code)

Eric A. Pinero 3 Park Avenue, 36th Floor New York, New York 10016
(Name and address of agent for service)

Copy to:
Michael A. Reisner Mark Gatto CION Ares Management, LLC 3 Park Avenue, 36th Floor New York, New York 10016		Richard Horowitz, Esq. Matthew K. Kerfoot, Esq. Dechert LLP 1095 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:		(646) 845-2577

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

Item 1.  Report to Stockholders.

CION Ares Diversified Credit Fund

SEMI-ANNUAL REPORT

APRIL 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by calling 888-729-4266 toll-free or by sending an e-mail request to CION Ares Diversified Credit Fund Investor Relations Department at ir@cioninvestments.com if you invest directly with the Fund, or by contacting your financial intermediary (such as a broker-dealer or bank) if you invest through your financial intermediary. Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling 888-729-4266 toll-free or by sending an e-mail request to CION Ares Diversified Credit Fund Investor Relations Department at ir@cioninvestments.com, or by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

CION Ares Diversified Credit Fund

Contents

Letter to Shareholders	2
Fund Profile & Financial Data	5
Consolidated Schedule of Investments	7
Consolidated Statement of Assets and Liabilities	30
Consolidated Statement of Operations	32
Consolidated Statements of Changes in Net Assets	33
Consolidated Statement of Cash Flows	34
Financial Highlights	35
Consolidated Notes to Financial Statements	40
Proxy & Portfolio Information	59
Dividend Reinvestment Plan	60
Corporate Information	62
Privacy Notice	63
Directors and Officers	64

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Letter to Shareholders

April 30, 2019

Fellow Shareholders,

We are pleased to present the semi-annual report for the CION Ares Diversified Credit Fund (the "Fund"), for the period ending April 30, 2019.

We are also proud to report on the growth and performance of the Fund, having reached $384 million in total managed assets, the Fund has made 310 total investments spread across more than 25 different industries. Floating rate instruments accounted for 87% of the Fund and 47% of the Fund was deployed in investments directly originated by our investment advisor, CION Ares Management ("CAM" or the "Advisor"), and its affiliates.

Investment Philosophy and Process

The Fund remains focused on delivering attractive risk-adjusted returns for our shareholders across market cycles by investing in a diversified pool of liquid and illiquid credit instruments utilizing a flexible strategy. We believe the optimal investment strategy for non-investment grade credit is an actively managed portfolio that encompasses the full breadth of liquid and illiquid credit asset classes including high yield bonds, leveraged loans, structured credit, real estate debt, and direct lending both in the United States and Europe. We believe unconstrained flexibility within a single portfolio affords investors an opportunity to capitalize on inefficiencies and dislocations across the credit spectrum to capture the best relative value.

The process by which the Fund's investments are selected is rigorous. The Fund's Advisor, leveraging the resources of the broader Ares platform, conducts ongoing proprietary analysis at the asset-class level to compare current market conditions with historical and industry-level precedents to examine the rate environment, correlation to public markets, and local/regional risks. This information is brought before the 15-member investment allocation committee in semimonthly meetings, where senior members in each of the underlying asset classes within the Ares Credit Group share their observations with the Advisor's portfolio managers.

Investment Environment

The first quarter of 2019 delivered strong returns across the board for capital markets in a dramatic reversal from the conclusion of last year, highlighted by the highest-returning first quarter in over 15 years for U.S. high yield and the highest first-quarter return for bank loans since 2010.1 The below-investment grade asset classes were off to the races in the new year due to shifting Federal Reserve ("Fed") policy, better-than-expected earnings and continued optimism around U.S.-China trade discussions. Credit spreads compressed across both markets but remained above post-crisis tights reached in October and loans and bonds remain amongst the highest yielding sectors in liquid credit. Technicals for the below-investment grade credit universe were supportive, but exhibited asymmetry as shifting monetary policy redirected market participants from floating to fixed rate assets. Inflows to the high yield bond market were consistent throughout the first quarter with 1Q'19 being the largest quarterly inflow to the asset class since 2012.2 Per JP Morgan, outflows from floating rate loan funds continued and now total -$30.8bn since the beginning of 4Q'18, or 20% of AUM, which compares to +$41.9bn of inflows over the preceding two years. Meanwhile, CLO issuance was down relative to last year's pace, but volumes are projected to accelerate throughout the remainder of the year, particularly as apprehension surrounding Japanese risk retention abates in the aftermath of a benign ruling. Supply trends continued to favor the bank loan market, however, there was renewed interest in fixed rate issuance during the quarter. Gross high yield issuance totaled a 12-month high of $26.6bn in March while year to date net (ex-refinancing) issuance is up 30%. Secured bond issuance also increased during the quarter, underscoring the improved quality of the asset class relative to prior years. Bank loan supply continued to outpace high yield bonds ($53.7bn net v. $26.6bn net) but is down 30% relative to 2018. Defaults remained benign throughout the quarter, with the high yield default rate declining to 0.94%. Default expectations are expected to remain at these low levels over the near-term. Similarly, the loan market default rate remained below historical averages throughout the quarter.3 Overall, we believe that both technicals and fundamentals favor below-investment grade credit given the supportive macroeconomic environment at present. We believe demand for floating rate senior secured assets should persist as investors continue to take a more defensive posture late in the credit cycle. While volatility remained muted during the

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

April 30, 2019

first quarter, particularly relative to 4Q, upticks in market turbulence throughout the remainder of 2019 are likely and should lead to healthy two-way trading. Against this backdrop, we believe performance will favor mangers with strong credit selection and active portfolio management.

At the outset of 2019, the Eurozone rebounded from weakness in late 2018 as markets were supported by central banks stepping away from tighter monetary policy. Regardless of this accommodative backdrop, investors grappled with ominous signs of slowing growth in Germany, Brexit reaching a boiling point, protests in France, and Italy teetering towards a recession. The typical juggernaut of the European economy, Germany, began to show contracted growth in late 2018 and narrowly missed entering a recession in the first quarter of 2019. The growth slowdown has been attributed to upheavals in the nation's traditional growth driver, the automobile industry, and a wider global slowdown affecting demand. At present, economists (FocusEconomics Consensus Forecast) expect the economy to expand a mere 0.9% in 2019 as heightening global trade tensions continue to weigh on the Eurozone's largest economy. Concurrently, Italy continues to face challenges of its own as debt problems mount amid a mild recession and the budget deficit is expected to reach 2.5% of GDP this year. As a result, Mario Draghi, President of the European Central Bank ("ECB"), moved to avert a widespread recession and instituted a reversal in policy thereby outlining a new stimulus program. While investors had previously expected a rate hike at some point in 2019, the ECB has stated that it will likely not raise interest rates until at least 2020. As a result of these dynamics, the European high yield market has experienced strong performance thus far in 2019, augmented by light supply at the beginning of the calendar year.4 The European leveraged loan market posted relatively muted performance in the first quarter, which was largely driven by mixed demand from the institutional market.5 This culminated in European loans delivering a rare negative monthly total return in March as repricings filtered through the European loan market; however, issuance was revitalized in March after a subdued start to 2019. Nonetheless, this did not fully offset the decreased volume at the outset of 2019 as total 1Q'19 issuance registered at the lowest level since 2016. Despite the modest loan issuance, we believe the technical environment is favorable for the asset class, considering a 10% YoY increase in new CLO issuance and continued inflows into loan SMAs.

While the escalation in the U.S.-China Trade War has led to more turbulent markets in recent weeks, we believe that the macroeconomic and fundamental backdrop continues to be favorable for credit assets. Corporate earnings and revenue have continued to illustrate stable growth, and the U.S. remains a bright spot amid slowing global growth. We remain poised to take advantage of volatility in our effort to source paper at attractive discounted prices. Moreover, we continue to believe that the ability to dynamically allocate is critical to successfully navigating an evolving market environment with headline and interest rate driven volatility. Primarily, the Fund maintains a strategic focus on high-quality, floating rate assets in defensive sectors. We will continue to increase our exposure to directly originated loans in the U.S. and Europe given the yield premium in those markets today. Owing to its flexible investment strategy, we believe the Fund offers a compelling combination of yield, diversification, and downside protection. We maintain strong conviction in the current portfolio positioning and believe we will generate attractive risk-adjusted returns going forward.

Summary

The end of 2018 was tumultuous, but global capital markets rallied sharply with strong performance across the board in the first few months of 2019. With volatility returning to historical averages, speculation regarding the Fed's next move, uncertainty surrounding the economic outlook in Europe, and the threat of a yield-curve inversion, questions have been raised over the sustainability of the equity rally seen in the early months of the year. Investors continue to look to credit markets as an option to provide stable income, lower market volatility and less correlation to other assets in their portfolios. Against this backdrop, we believe our strategy, driven by our ability to dynamically allocate capital across credit sectors and geographies, is uniquely situated to achieve attractive risk-adjusted returns for our shareholders. We are pleased with the ongoing construction of the Fund's diversified portfolio and our resilient performance in the face of the market headwinds. Looking ahead to the latter half of the year, our Advisor will continue to leverage its position as a global leader in the liquid and illiquid credit markets to identify attractive investment opportunities in accordance with the stated investment objective of the Fund.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Letter to Shareholders (continued)

April 30, 2019

We thank you for your investment in and continued support of CION Ares Diversified Credit Fund.

Sincerely,

Mark Gatto Co-CEO CION Ares Management	Michael A. Reisner Co-CEO CION Ares Management

Views expressed are those of CION Ares Management as of the date of this communication, are subject to change at any time, and may differ from the views of other portfolio managers or of Ares as a whole. Although these views are not intended to be a forecast of future events, a guarantee of futures results, or investment advice, any forward looking statements are not reliable indicators of future events and no guarantee is given that such activities will occur as expected or at all. Information contained herein has been obtained from sources believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. CION Ares Management does not undertake any obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise, except as required by law. All investments involve risk, including possible loss of principal. Past performance is not indicative of future results.

1 Source: JP Morgan High Yield Market Monitor

2 Source: JP Morgan High Yield Market Monitor

3 Source: Credit Suisse

4 Source: ICE BofAML

5 Source: Credit Suisse

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of April 30, 2019

CLASS A CADEX | CLASS C CADCX | CLASS I CADUX | CLASS L CADWX | CLASS W CADFX

FUND OVERVIEW

CION Ares Diversified Credit Fund (CADC) is a diversified, unlisted closed-end management investment company registered under the 1940 Act as an interval fund. The Fund will seek to capitalize on market inefficiencies and relative value opportunities by dynamically allocating a portfolio of directly originated loans, secured floating and fixed rate syndicated loans, corporate bonds, asset-backed securities, commercial real estate loans and other types of credit instruments which, under normal circumstances, will represent at least 80% of the Fund's assets.

Fixed vs. Floating Rate

Excludes cash, other net assets and equity instruments.

KEY FACTS

CLASS A INCEPTION	1/26/2017
CLASS C INCEPTION	7/12/2017
CLASS I INCEPTION	7/12/2017
CLASS L INCEPTION	11/2/2017
CLASS W INCEPTION	12/4/2018
NET ASSETS	~$314.5M
TOTAL ISSUES	310
DISTRIBUTIONS[1]	Monthly
CURRENT DISTRIBUTION RATE[2]	5.38%
CLASS A SHARPE RATIO (ANNUALIZED)	2.31
CLASS A STANDARD DEVIATION	2.32%
CLASS C SHARPE RATIO (ANNUALIZED)	2.23
CLASS C STANDARD DEVIATION	2.56%
CLASS I SHARPE RATIO (ANNUALIZED)	2.23
CLASS I STANDARD DEVIATION	2.56%
CLASS L SHARPE RATIO (ANNUALIZED)	1.91
CLASS L STANDARD DEVIATION	2.76%
CLASS W SHARPE RATIO (ANNUALIZED)	N/A
CLASS W STANDARD DEVIATION	N/A

Portfolio Allocation*

  Allocation by Asset Type

  Allocation by Geography

Top 10 Holdings* % of Portfolio

Capnor Connery Holdco APS	1.9%
Birch Permian, LLC	1.4%
Display Holding Company, Inc.	0.9%
PDI TA Holdings, Inc.	0.9%
CB-SDG LIMITED MIDCO LIMITED	0.9%
Old Oak Holdings Limited	0.8%
OAKCL 2019-2	0.8%
CD&R Waterworks Merger Sub LLC	0.8%
IRI Holdings, Inc.	0.8%
RTI Surgical, Inc.	0.8%

Allocation by Industry* % of Portfolio

Structured Products (CLOs & Private ABS)	21.0%
Service	11.9%
Healthcare	11.8%
Financial	8.7%
Information Technology	8.1%
Gaming/Leisure	5.3%
Energy	3.6%
Housing	3.6%
Other	26.6%
Cash	-0.7%

* Holdings and allocations, unless otherwise indicated, are based on the total portfolio and subject to change without notice. Data shown is for informational purposes only and not a recommendation to buy or sell any security.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Fund Fact Sheet — As of April 30, 2019 (continued)

CLASS A CADEX | CLASS C CADCX | CLASS I CADUX | CLASS L CADWX | CLASS W CADFX

MANAGEMENT TEAM

• Mitch Goldstein, Co-Head of Ares Credit Group | 25 Years of Experience

• Greg Margolies, Head of Markets, Ares Management | 31 Years of Experience

• CADC's allocation committee consists of an additional 13 members, averaging nearly 25 years of experience.

ABOUT CION INVESTMENTS

CION Investments is a leading manager of investment solutions designed to redefine the way individual investors can build their portfolios and help meet their long-term investment goals. With more than 30 years of experience in the alternative asset management industry, CION strives to level the playing field. CION currently manages CION Investment Corporation, a leading non-traded BDC, and sponsors, through CION Ares Management, CION Ares Diversified Credit Fund, a globally diversified interval fund.

ABOUT ARES MANAGEMENT

Ares Management, L.P. (Ares) is a publicly traded, leading global alternative asset manager with approximately $137 billion of assets under management* and approximately 1,000 employees. Ares seeks to deliver attractive performance to its investors across its investment groups and strategies, including credit (high yield bonds, syndicated loans, alternative credit, and direct lending in the U.S. and Europe), private equity (corporate private equity, special opportunities, energy opportunities, and infrastructure and power) and real estate (equity and debt). The firm is headquartered in Los Angeles with offices across the United States, Europe, Asia, and Australia. Its common units are traded on the New York Stock Exchange under the ticker symbol "ARES".

* As of March 31, 2019, AUM amounts include funds managed by Ivy Hill Asset Management, L.P., a wholly owned portfolio company of Ares Capital Corporation and a registered investment advisor.

RISK DISCLOSURES & GLOSSARY

Risks and limitations include, but are not limited to, the following: investment instruments may be susceptible to economic downturns; most of the underlying credit instruments are rated below investment grade and considered speculative; there is no guarantee all shares can be repurchased; the Fund's business and operations may be impacted by fluctuations in the capital markets; the Fund is a diversified, closed-end investment company with limited operating history; diversification does not eliminate the risk of investment losses.

Sharpe Ratio — a risk-adjusted measure that measures reward per unit of risk. The higher the Sharpe Ratio, the better. The numerator is the difference between a portfolio's return and the return of a risk-free instrument. The denominator is the portfolio's standard deviation.

Standard Deviation — a widely used measure of an investment's performance volatility. Standard deviation shows how much variation from the mean exists with a larger number indicating the data points are more spread out over a larger range of values.

1 Monthly Distributions — There is no assurance monthly distributions paid by the fund will be maintained at the targeted level or paid at all.

2 Current Distribution Rate — Current distribution rate is expressed as a percentage equal to the projected annualized distribution amount (which is calculated by annualizing the current cash distribution per share without compounding), divided by the current net asset value. The current distribution rate shown may be rounded.

A portion of distributions may be a direct result of expense support payments provided by CION Ares Management, LLC (CAM), which are subject to repayment by CADC within three years. The purpose of this arrangement is to ensure that CADC bears an appropriate level of expenses. Any such distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or CAM continues to make such expense support payments. Future repayments will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain these distributions. CAM has no obligation to provide expense support payments in future periods.

CADC may fund distributions from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital, as well as net income from operations, capital and non-capital gains from the sale of assets, dividends or distributions from equity investments and expense support payments from CAM, which are subject to repayment. For the year ending October 31, 2018, distributions were paid from taxable income and did not include a return of capital for tax purposes. It is not anticipated that the current distribution rate will contain a return of capital. If expense support payments from CAM were not provided, some or all of the distributions may have been a return of capital which would reduce the available capital for investment. The sources of distributions may vary periodically. Please refer to the semi-annual or annual reports filed with the SEC for the sources of distributions.

This is neither an offer to sell nor a solicitation to purchase the securities described herein. An offering is made only by the prospectus which must precede or accompany this piece. Please read the prospectus prior to making any investment decision and consider the risks, charges, expenses and other important information described therein. Additional copies of the prospectus may be obtained by contacting CION Securities at 800.435.5697 or by visiting cioninvestments.com.

Please be aware that the Fund, the Advisers, the Distributor or the Wholesale Marketing Agent and their respective officers, directors, employees and affiliates do not undertake to provide impartial investment advice or to give advice in a Fiduciary capacity in connection with the Fund's public offering of shares.

CION Securities, LLC (CSL) is the wholesale marketing agent for CION Ares Diversified Credit Fund, advised by CION Ares Management, LLC (CAM) and distributed by ALPS Distributors, Inc (ADI). CSL, member FINRA, and CAM are not affiliated with ADI, member FINRA.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments

April 30, 2019 (Unaudited)

Senior Loans 81.1%(b)(c)(d)

	Principal Amount	Value(a)
Aerospace & Defense 2.5%
B.C. Unlimited Liability Co., 2019 Initial 1st Lien Term Loan B2, (Canada), 3M LIBOR + 4.00%, 6.60%, 04/04/2026	$206,582	$207,446
Air Methods Corp., Initial 1st Lien Term Loan B, 3M LIBOR + 3.50%, 6.10%, 04/22/2024	749,283	644,114
Dynasty Acquisition Co., Inc., Initial 1st Lien Term Loan B1, 3M LIBOR + 4.00%, 6.60%, 04/04/2026	384,243	385,849
Radius Aerospace, Inc., 1st Lien Revolver, 3M LIBOR + 4.75%, 8.35%, 03/29/2025(f)(g)(h)	428,571	81,429
Radius Aerospace, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 5.75%, 8.35%, 03/29/2025(g)(h)(n)	2,571,429	2,545,714
SecurAmerica, LLC, 1st Lien Delayed Draw Term Loan A, 1M LIBOR + 6.75%, 9.23%, 12/21/2023(f)(g)(h)	620,812	132,664
SecurAmerica, LLC, 1st Lien Delayed Draw Term Loan B, 1M LIBOR + 6.75%, 9.23%, 12/21/2023(f)(g)(h)	133,713	110,683
SecurAmerica, LLC, 1st Lien Delayed Draw Term Loan C, L + 6.75%, 12/21/2023(f)(g)(h)	573,057	(5,730)
SecurAmerica, LLC, 1st Lien Revolver, 1M LIBOR + 3.00%, 5.50%, 06/21/2023(f)(g)(h)	1,000	726
SecurAmerica, LLC, 1st Lien Term Loan A, 1M LIBOR + 6.75%, 9.24%, 12/21/2023(g)(h)(n)	1,667,239	1,650,566
Sequa Mezzanine Holdings, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 5.00%, 7.78%, 11/28/2021	388,746	383,887
TransDigm, Inc., 1st Lien Term Loan E, 1M LIBOR + 2.50%, 4.98%, 05/30/2025	1,533,956	1,526,347
TransDigm, Inc., 1st Lien Term Loan F, 1M LIBOR + 2.50%, 4.98%, 06/09/2023	164,001	163,377
		7,827,072

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Automotive 3.2%
American Axle and Manufacturing, Inc., 1st Lien Term Loan B, 1M LIBOR + 2.25%, 4.73%, 04/06/2024	$449,273	$441,878
Belron Finance US, LLC, 1st Lien Incremental Term Loan, 3M LIBOR + 2.50%, 5.19%, 11/13/2025	267,397	266,897
GB Auto Service, Inc., 1st Lien Delayed Draw Term Loan, 1M LIBOR + 6.00%, 8.48%, 10/19/2024(f)(g)(h)	1,666,667	747,778
GB Auto Service, Inc., 1st Lien Revolver, L + 6.00%, 10/19/2024(f)(g)(h)	111,111	(1,111)
GB Auto Service, Inc., 1st Lien Term Loan A, 1M LIBOR + 6.00%, 8.49%, 10/19/2024(g)(h)(n)	1,216,111	1,203,950
KAR Auction Services, Inc., Tranche 1st Lien Term Loan B-5, 3M LIBOR + 2.50%, 5.13%, 03/09/2023	750,000	749,062
Navistar, Inc., Tranche 1st Lien Term Loan B, 1M LIBOR + 3.50%, 5.99%, 11/06/2024	1,723,023	1,722,162
Panther BF Aggregator 2 LP, (Canada), Initial 1st Lien Term Loan B, L + 3.50%, 04/30/2026(e)	1,631,188	1,636,294
Truck Hero, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 6.23%, 04/22/2024	388,025	368,624
Wand NewCo 3, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 7.25%, 9.73%, 02/05/2027(g)(h)(n)	3,000,000	2,970,000
		10,105,534
Banking, Finance, Insurance & Real Estate 9.9%
A.U.L. Corp., 1st Lien Revolver, L + 5.00%, 06/05/2023(f)(g)(h)	1,000	—
A.U.L. Corp., Initial 1st Lien Term Loan, 1M LIBOR + 4.50%, 7.00%, 06/05/2023(g)(h)(n)	44,025	44,025
Amynta Agency Borrower, Inc., 1st Lien Incremental Term Loan B, 1M LIBOR + 4.50%, 6.98%, 02/28/2025(g)(h)(n)	2,984,965	2,895,416
AQ Sunshine, Inc., 1st Lien Delayed Draw Term Loan, L + 4.50%, 04/15/2025(f)(g)(h)	386,405	(3,864)

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
AQ Sunshine, Inc., Initial 1st Lien Revolver, 3M LIBOR + 5.50%, 8.09%, 04/15/2024(f)(g)(h)	$136,423	$39,563
AQ Sunshine, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 5.50%, 7.97%, 04/15/2025(g)(h)	1,152,252	1,140,730
Asurion, LLC, 1st Lien Term Loan B-7, 1M LIBOR + 3.00%, 5.48%, 11/03/2024	598,781	600,194
Asurion, LLC, 2nd Lien Term Loan B-2, 1M LIBOR + 6.50%, 8.98%, 08/04/2025	384,056	391,257
Asurion, LLC, Replacement 1st Lien Term Loan B-6, 1M LIBOR + 3.00%, 5.48%, 11/03/2023	1,215,079	1,218,311
Blackhawk Network Holdings, Inc., 1st Lien Term Loan B, 1M LIBOR + 3.00%, 5.48%, 06/15/2025	1,935,094	1,933,488
Blackhawk Network Holdings, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.50%, 06/15/2026	150,000	149,063
Blue Angel Buyer 1, LLC, 1st Lien Delayed Draw Term Loan, L + 4.25%, 01/02/2025(f)(g)(h)	642,398	(6,424)
Blue Angel Buyer 1, LLC, 1st Lien Revolver, L + 4.25%, 01/02/2024(f)(g)(h)	321,199	(3,212)
Blue Angel Buyer 1, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.74%, 01/02/2025(g)(h)(n)	2,036,403	2,016,039
Financial & Risk U.S. Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 6.23%, 10/01/2025	1,452,057	1,435,721
Forest City Enterprises, LP, Initial 1st Lien Term Loan, 1M LIBOR + 4.00%, 6.48%, 12/07/2025	1,743,131	1,753,294
Foundation Risk Partners Corp., 1st Lien 1st Amendment Delayed Draw Term Loan, 3M LIBOR + 4.75%, 7.35%, 11/10/2023(f)(g)(h)	797,894	796,405
Foundation Risk Partners Corp., 1st Lien 1st Amendment Term Loan, 3M LIBOR + 4.75%, 7.35%, 11/10/2023(g)(h)(n)	636,997	636,997

Senior Loans(b)(c)(d) (continued)

	Principal Amount		Value(a)
Foundation Risk Partners, Corp., 1st Lien 2nd Amendment Delayed Draw Term Loan, L + 4.75%, 11/10/2023(e)(g)		$3,252,543	$—
Foundation Risk Partners Corp., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.75%, 7.35%, 11/10/2023(g)(h)(n)		141,228	141,228
Foundation Risk Partners Corp., 1st Lien Revolver, 3M LIBOR + 4.75%, 7.35%, 11/10/2023(f)(g)(h)		3,000	673
Foundation Risk Partners Corp., 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.35%, 11/10/2023(g)(h)(n)		625,730	625,730
Foundation Risk Partners Corp., 2nd Lien 1st Amendment Delayed Draw Term Loan, 3M LIBOR + 8.50%, 11.10%, 11/10/2024(g)(h)		292,899	292,899
Foundation Risk Partners Corp., 2nd Lien 1st Amendment Term Loan, 3M LIBOR + 8.50%, 11.10%, 11/10/2024(g)(h)		264,794	264,794
Foundation Risk Partners, Corp., 2nd Lien 2nd Amendment Delayed Draw Term Loan, L + 8.50%, 11/10/2024(e)(g)		1,007,133	—
Foundation Risk Partners Corp., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 11.10%, 11/10/2024(g)(h)		221,778	221,778
Hillman Group, Inc., Initial 1st Lien Term Loan B, L + 4.00%, 05/31/2025(e)		1,382,052	1,363,920
Leo Bidco, Ltd., Facility 1st Lien B, (Great Britain), 6M GBP LIBOR + 6.25%, 7.20%, 03/29/2026(g)(h)		£500,000	651,950
London Acquisition Bidco B.V., EUR Facility 1st Lien Term Loan B1, (Netherlands), EURIBOR + 6.75%, 7.25%, 02/07/2026(g)(h)		€500,000	561,075
NXTGenpay Intressenter Bidco AB, Facility 1st Lien Term Loan B, (Sweden), STIBOR + 7.50%, 7.50%, 06/29/2025(g)(h)	SEK	5,500,000	579,732
NXTGenpay Intressenter Bidco AB, Facility 1st Lien Term Loan D, (Sweden), STIBOR + 7.50%, 7.50%, 06/29/2025(f)(g)(h)		4,500,000	47,433

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount		Value(a)
Right Choice Holdings, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 6M GBP LIBOR + 6.50%, 7.52%, 06/06/2024(g)(h)		£1,000,000	$1,303,900
SCM Insurance Services, Inc., 1st Lien Revolver, (Canada), CAD PRIME + 4.00%, 7.95%, 08/29/2022(f)(g)(h)	CAD	1,000	694
SCM Insurance Services, Inc., 1st Lien Term Loan, (Canada), 1M CDOR + 5.00%, 6.97%, 08/29/2024(g)(h)(n)		123,438	90,336
SCM Insurance Services, Inc., 2nd Lien Term Loan, (Canada), 1M CDOR + 9.00%, 10.98%, 03/01/2025(g)(h)		125,000	89,612
Sedgwick Claims Management Services, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.73%, 12/31/2025		$806,213	803,593
Spectra Finance, LLC, Initial 1st Lien Revolver, 1M LIBOR + 4.00%, 6.48%, 04/03/2023(f)(g)(h)		1,000	200
Spectra Finance, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 4.50%, 6.85%, 04/02/2024(g)(h)(n)		991,507	991,507
Tempo Acquisition, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 3.00%, 5.48%, 05/01/2024		1,529,798	1,530,119
Toscafund, Ltd., Facility 1st Lien Term Loan, (Great Britain), 6M GBP LIBOR + 7.00%, 7.95%, 04/02/2025(g)(h)		£2,400,000	3,129,360
Ultimus Group Midco, LLC (The), 1st Lien Delayed Draw Term Loan, 1M LIBOR + 4.25%, 6.75%, 02/01/2026(g)(h)(n)		$1,301,887	1,288,868
Ultimus Group Midco, LLC (The), 1st Lien Revolver, L + 3.25%, 02/01/2024(f)(g)(h)		396,226	(3,962)
Ultimus Group Midco, LLC (The), 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.75%, 02/01/2026(g)(h)(n)		1,301,887	1,288,868
Wilsonart, LLC, Tranche 1st Lien Term Loan D, 3M LIBOR + 3.25%, 5.86%, 12/19/2023		139,294	138,860

Senior Loans(b)(c)(d) (continued)

	Principal Amount		Value(a)
Worldwide Facilities, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.25%, 6.85%, 04/26/2024(f)(g)(h)		$381,637	$214,314
Worldwide Facilities, LLC, 1st Lien Revolver, 1M LIBOR + 4.25%, 6.73%, 04/26/2024(f)(g)(h)		50,000	15,000
Worldwide Facilities, LLC, 1st Lien Term Loan, 3M LIBOR + 4.25%, 6.85%, 04/26/2024(g)(h)(n)		611,644	611,644
			31,281,128
Beverage, Food & Tobacco 2.0%
B.C. Unlimited Liability Co., 1st Lien Term Loan B-3, (Canada), 1M LIBOR + 2.25%, 4.73%, 02/16/2024		1,489,863	1,484,902
CC Fly Holding II A/S, Accordian Facility 1st Lien Term Loan, (Denmark), CIBOR + 7.50%, 8.00%, 05/09/2025(g)(h)	DKK	520,833	78,285
CC Fly Holding II A/S, Facility 1st Lien Unitranche A, (Denmark), CIBOR + 7.50%, 8.00%, 05/09/2025(g)(h)		2,500,000	375,768
CC Fly Holding II A/S, Facility 1st Lien Unitranche B, (Denmark), CIBOR + 7.50%, 8.85%, 05/09/2025(g)(h)		2,500,000	375,768
Ferraro Fine Foods Corp., 1st Lien Revolver, 3M LIBOR + 4.25%, 6.95%, 05/09/2023(f)(g)(h)		$1,000	67
Ferraro Fine Foods Corp., 1st Lien Term Loan, 3M LIBOR + 4.25%, 6.85%, 05/09/2024(g)(h)		75,407	75,407
Ferraro Fine Foods Corp., 1st Lien Term Loan, 3M LIBOR + 4.25%, 6.95%, 05/09/2024(g)(h)(n)		991,507	991,507
Hometown Food Co., 1st Lien Revolver, 1M LIBOR + 5.25%, 7.74%, 08/31/2023(f)(g)(h)		1,000	50
Hometown Food Co., 1st Lien Term Loan, 1M LIBOR + 5.25, 7.74%, 08/31/2023(g)(h)(n)		1,846,854	1,846,854
IRB Holding Corp., 1st Lien Term Loan B, 1M LIBOR + 3.25%, 5.72%, 02/05/2025		670,486	668,568

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Jim N Nicks Management, LLC, 1st Lien Revolver, 3M LIBOR + 5.25%, 7.85%, 07/10/2023(f)(g)(h)	$1,000	$545
Jim N Nicks Management, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 5.25%, 7.85%, 07/10/2023(g)(h)(n)	49,125	47,651
Penn Virginia Holding Corp., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.48%, 09/29/2022(g)(h)	500,000	500,000
		6,445,372
Capital Equipment 1.9%
Dynacast International, LLC, 1st Lien Term Loan B-2, 3M LIBOR + 3.25%, 5.85%, 01/28/2022	498,701	495,899
Flow Control Solutions, Inc., 1st Lien Delayed Draw Term Loan, L + 5.25%, 11/21/2024(f)(g)(h)	994,201	(9,942)
Flow Control Solutions, Inc., 1st Lien Revolver, L + 5.25%, 11/21/2024(f)(g)(h)	372,825	(3,728)
Flow Control Solutions, Inc., 1st Lien Term Loan, 3M LIBOR + 5.25%, 7.85%, 11/21/2024(g)(h)(n)	1,628,892	1,612,603
Gates Global, LLC, Initial 1st Lien Term Loan B-2, 1M LIBOR + 2.75%, 5.23%, 04/01/2024	1,256,609	1,257,915
IMIA Holdings, Inc., 1st Lien Revolver, L + 4.50%, 10/26/2024(f)(g)(h)	408,163	—
IMIA Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 4.50%, 7.10%, 10/26/2024(g)(h)(n)	2,585,357	2,585,357
		5,938,104
Chemicals, Plastics & Rubber 2.1%
Atlas Intermediate III, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 5.50%, 7.98%, 04/29/2025(g)(h)(n)	1,161,661	1,150,044
Atlas Intermediate III, LLC, 1st Lien Revolver, 1M LIBOR + 5.50%, 7.98% 04/29/2025(f)(g)(h)	226,621	35,504
Plaskolite PPC Intermediate II, LLC, 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.72%, 12/15/2025(g)(h)	998	977

Senior Loans(b)(c)(d) (continued)

	Principal Amount		Value(a)
Plaskolite PPC Intermediate II, LLC, 2nd Lien Term Loan, 1M LIBOR + 7.75%, 10.23%, 12/14/2026(g)(h)(n)		$3,000,000	$2,940,000
Starfruit Finco B.V., Initial 1st Lien Term Loan, (Netherlands), 1M LIBOR + 3.25%, 5.73%, 10/01/2025		2,383,479	2,373,064
			6,499,589
Construction & Building 0.1%
Forterra Finance, LLC, Replacement 1st Lien Term Loan, L + 3.00%, 10/25/2023(e)		199,235	184,328
Consumer goods: Durable 0.8%
AMC Entertainment Holdings, Inc., 2019 1st Lien Term Loan B, L + 3.00%, 04/22/2026(e)		500,000	501,250
CommScope, Inc., 1st Lien Term Loan B, 1M LIBOR + 3.25%, 5.73%, 04/06/2026		1,250,000	1,259,763
DecoPac, Inc., Initial 1st Lien Revolver, L + 4.25%, 09/29/2023(f)(g)(h)		1,000	—
DecoPac, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.25%, 6.85%, 09/30/2024(g)(h)(n)		491,515	491,515
Sigma Electric Manufacturing Corp., 1st Lien Revolver, 3M LIBOR + 4.75%, 4.75%, 10/31/2022(f)(g)(h)		1,000	317
Sigma Electric Manufacturing Corp., 1st Lien Term Loan A2, 3M LIBOR + 4.75%, 7.35%, 10/31/2023(g)(h)(n)		360,579	360,579
			2,613,424
Consumer goods: Non-Durable 0.7%
Adient U.S., LLC, 1st Lien Term Loan B, L + 4.50%, 05/06/2024(e)		901,923	901,644
LegalZoom.com, Inc., 1st Lien Term Loan, 1M LIBOR + 4.50%, 6.98%, 11/21/2024		359,100	359,775
Movati Athletic Group, Inc., 1st Lien Delayed Draw Term Loan, (Canada), 3M CDOR + 4.50%, 6.51%, 10/05/2022(f)(g)(h)	CAD	252,698	35,532
Movati Athletic Group, Inc., 1st Lien Term Loan A, (Canada), CIBOR + 4.50%, 6.51%, 10/05/2022(g)(h)(n)		242,999	181,464

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
William Morris Endeavor Entertainment, LLC, 1st Lien Term Loan B-1, L + 2.75%, 05/18/2025(e)	$904,452	$880,032
		2,358,447
Containers, Packaging & Glass 2.4%
BWAY Holding Co., Initial 1st Lien Term Loan B, 3M LIBOR + 3.25%, 5.85%, 04/03/2024	1,766,793	1,743,330
Charter NEX U.S., Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.75%, 5.23%, 05/16/2024	1,803,761	1,767,686
IntraPac International, LLC, 1st Lien Revolver, 3M LIBOR + 5.50%, 8.20%, 01/13/2025(f)(g)(h)	415,407	63,350
IntraPac International, LLC, 1st Lien Term Loan, 3M LIBOR + 5.50%, 8.20%, 01/12/2026(g)(h)(n)	1,602,960	1,586,930
IntraPac International, LLC, 1st Lien Term Loan, (Canada), 3M LIBOR + 5.50%, 8.20%, 01/12/2026(g)(h)(n)	816,798	808,630
Ring Container Technologies Group, LLC, Initial 1st Lien Term Loan, L + 2.75%, 10/31/2024(e)	1,499,646	1,491,518
		7,461,444
Energy: Oil & Gas 2.1%
Birch Permian, LLC, Additional 1st Lien Note, L + 7.00%, 04/12/2023(f)(g)(h)	1,750,000	(17,500)
Birch Permian, LLC, Initial 1st Lien Note, 3M LIBOR + 8.00%, 10.60%, 04/12/2023(g)(h)	5,250,000	5,197,500
California Resources Corp., Initial 1st Lien Term Loan, L + 4.75%, 12/31/2022(e)	293,897	284,346
Prairie ECI Acquiror, LP, Initial 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.37%, 03/11/2026	129,348	130,587
Sundance Energy, Inc., 1st Lien Term Loan, 3M LIBOR + 8.00%, 10.61%, 04/23/2023(g)(h)	1,000,000	1,000,000
		6,594,933

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Environmental Industries 1.5%
GFL Environmental, Inc., 1st Lien Term Loan B, (Canada), 1M LIBOR + 3.00%, 5.48%, 05/30/2025	$1,648,617	$1,633,417
HD Supply Waterworks, Ltd., Initial 1st Lien Term Loan, 3M LIBOR + 3.00%, 5.63%, 08/01/2024	1,816,780	1,817,925
Restaurant Technologies, Inc., Initial 1st Lien Term Loan, L + 3.25%, 10/01/2025(e)	652,345	653,160
Restaurant Technologies, Inc., Initial 2nd Lien Term Loan, L + 6.50%, 10/01/2026(e)(g)	200,000	199,000
VLS Recovery Services, LLC, 1st Lien Delayed Draw Term Loan, 1M LIBOR + 6.00%, 8.50%, 10/17/2023(g)(h)(n)	44,136	44,136
VLS Recovery Services, LLC, 1st Lien Delayed Draw Term Loan B, 1M LIBOR + 6.00%, 8.49%, 10/17/2023(f)(g)(h)	90,254	7,822
VLS Recovery Services, LLC, 1st Lien Revolver, 1M LIBOR + 6.00%, 8.49%, 10/17/2023(f)(g)(h)	1,000	350
VLS Recovery Services, LLC, 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.59%, 10/17/2023(g)(h)(n)	267,711	267,711
		4,623,521
Healthcare & Pharmaceuticals 13.0%
Agiliti Health, Inc., 1st Lien Term Loan, 1M LIBOR + 3.00%, 5.56%, 01/04/2026(g)	1,015,657	1,013,118
Albany Molecular Research, Inc., Initial 1st Lien Term Loan, L + 3.25%, 08/30/2024(e)	1,656,434	1,650,222
Auris Luxembourg III SARL, Facility 1st Lien Term Loan B2, (Luxembourg), 1M LIBOR + 3.75%, 6.23%, 02/27/2026	1,232,108	1,238,268
Bambino CI, Inc., 1st Lien Revolver, 1M LIBOR + 5.50%, 7.98%, 10/17/2022(f)(g)(h)	1,000	275
Bambino CI, Inc., 1st Lien Term Loan, 1M LIBOR + 5.50%, 7.98%, 10/17/2023(g)(h)(n)	344,636	344,636

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Bambino CI, Inc., 1st Lien Term Loan, 1M LIBOR + 5.50%, 7.98%, 10/17/2023(g)(h)	$19,987	$19,987
Bausch Health Cos., Inc., 1st Lien Incremental Term Loan, (Canada), L + 2.75%, 11/27/2025(e)	428,378	428,571
Bausch Health Cos., Inc., 1st Lien Term Loan B, (Canada), 1M LIBOR + 3.00%, 5.47%, 06/02/2025	2,043,753	2,051,846
Comprehensive EyeCare Partners, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.50%, 7.12%, 02/14/2024(f)(g)(h)	422,113	240,605
Comprehensive EyeCare Partners, LLC, 1st Lien Revolver, 3M LIBOR + 4.50%, 7.31%, 02/14/2024(f)(g)(h)	1,000	185
Comprehensive EyeCare Partners, LLC, 1st Lien Term Loan, 3M LIBOR + 4.50%, 7.12%, 02/14/2024(g)(h)(n)	571,119	571,119
Concentra, Inc., 2nd Lien Term Loan, 1M LIBOR + 6.50%, 8.98%, 06/01/2023	749,997	754,369
Discovery Life Sciences, LLC, 1st Lien 1st Amendment Delayed Draw Term Loan, L + 6.50%, 03/29/2024(f)(g)(h)	1,111,111	—
Discovery Life Sciences, LLC, 1st Lien 1st Amendment Term Loan, 3M LIBOR + 6.50%, 9.10%, 03/29/2024(g)(h)(n)	886,667	886,667
Discovery Life Sciences, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.50%, 9.10%, 03/29/2024(g)(h)(n)	171,397	171,397
Discovery Life Sciences, LLC, 1st Lien Revolver, L + 6.50%, 03/29/2024(f)(g)(h)	1,000	—
Discovery Life Sciences, LLC, 1st Lien Term Loan, 3M LIBOR + 6.50%, 9.10%, 03/29/2024(g)(h)(n)	818,491	818,491
Emerus Holdings, Inc., 1st Lien Term Loan, 14.00%, 02/28/2022(g)(h)	18,512	18,512
Envision Healthcare Corp., Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 6.23%, 10/10/2025	1,599,608	1,544,165

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
ExamWorks Group, Inc., 1st Lien Term Loan B-1, L + 3.25%, 07/27/2023(e)	$685,000	$685,000
Gentiva Health Services, Inc., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.50%, 07/02/2026	490,998	503,273
Gentiva Health Services, Inc., Initial 1st Lien Closing Date Term Loan, 1M LIBOR + 3.75%, 6.25%, 07/02/2025	970,871	972,696
JDC Healthcare Management, LLC, 1st Lien Term Loan, 1M LIBOR + 7.75%, 10.23%, 04/10/2023(g)(h)(i)(n)	107,828	100,280
Kedleston Schools, Ltd., Facility 1st Lien Term Loan B-2, (Great Britain), 3M GBP LIBOR + 8.00%, 9.00%, 05/31/2024(g)(h)	£1,000,000	1,303,900
Kinetic Concepts, Inc., 1st Lien Term Loan, 3M LIBOR + 3.25%, 5.85%, 02/02/2024	$1,506,152	1,509,450
MB2 Dental Solutions, LLC, 1st Lien Revolver, PRIME + 3.75%, 9.25%, 09/29/2023(f)(g)(h)	1,333	976
MB2 Dental Solutions, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.35%, 09/29/2023(g)(h)(n)	472,199	472,199
MPH Acquisition Holdings, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 2.75%, 5.35%, 06/07/2023	1,928,826	1,908,669
National Mentor Holdings, Inc., 1st Lien Term Loan B, 1M LIBOR + 4.25%, 6.74%, 03/09/2026	1,008,843	1,014,896
National Mentor Holdings, Inc., 1st Lien Term Loan C, 1M LIBOR + 4.25%, 6.74%, 03/09/2026	62,661	63,037
Nuehealth Performance, LLC, 1st Lien Delayed Draw Term Loan, L + 6.50%, 09/27/2023(f)(g)(h)	737,459	(3,687)
Nuehealth Performance, LLC, 1st Lien Incremental Delayed Draw Term Loan, 1M LIBOR + 6.50%, 8.98%, 09/27/2023(g)(h)(n)	293,509	292,041
Nuehealth Performance, LLC, 1st Lien Revolver, L + 6.50%, 09/27/2023(f)(g)(h)	1,000	(5)

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Nuehealth Performance, LLC, 1st Lien Term Loan, 1M LIBOR + 6.50%, 8.98%, 09/27/2023(g)(h)(n)	$1,956,725	$1,946,941
Ortho-Clinical Diagnostics, Inc., 1st Lien Term Loan B, 1M LIBOR + 3.25%, 5.73%, 06/30/2025	1,748,087	1,713,859
Pharmaceutical Product Development, Inc., 1st Lien Term Loan, 1M LIBOR + 2.50%, 4.98%, 08/18/2022	863,424	857,380
Premise Health Holding Corp., 1st Lien Delayed Draw Term Loan, L + 3.50%, 07/10/2025(f)(g)(h)	1,103	(11)
Premise Health Holding Corp., 1st Lien Revolver, 2M LIBOR + 3.50%, 6.04%, 07/10/2023(f)(g)(h)	1,000	73
Premise Health Holding Corp., 1st Lien Term Loan, 3M LIBOR + 3.75%, 6.35%, 07/10/2025(g)(h)(n)	13,828	13,689
Premise Health Holding Corp., 2nd Lien Term Loan, 3M LIBOR + 7.50%, 10.10%, 07/10/2026(g)(h)(n)	2,000,000	1,980,000
Provation Medical, Inc., 1st Lien Term Loan, 3M LIBOR + 7.00%, 9.58%, 03/08/2024(g)(h)(n)	990,000	990,000
Radiology Partners Holdings, LLC, 2018 1st Lien Term Loan B, 3M LIBOR + 4.75%, 7.34%, 07/09/2025	1,300,981	1,300,981
Radnet Management, Inc., 1st Lien Term Loan B-1, L + 3.75%, 06/30/2023(e)(g)	348,606	351,220
RegionalCare Hospital Partners Holdings, Inc., 1st Lien Term Loan B, 1M LIBOR + 4.50%, 6.99%, 11/16/2025	2,079,104	2,087,650
RTI Surgical, Inc., 2nd Lien Term Loan, 1M LIBOR + 8.75%, 11.22%, 12/05/2023(g)(h)(i)(n)	3,014,518	2,984,373
SCSG EA Acquisition Co., Inc., 1st Lien Revolver, L + 4.25%, 09/01/2022(f)(g)(h)	1,000	(10)
SCSG EA Acquisition Co., Inc., Initial 1st Lien Term Loan, 3M LIBOR + 3.75%, 6.35%, 09/01/2023(g)(h)(n)	343,765	340,327

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
SiroMed Physician Services, Inc., 1st Lien Revolver, PRIME + 3.75%, 9.25%, 03/26/2024(f)(g)(h)	$1,000	$350
SiroMed Physician Services, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.35%, 03/26/2024(g)(h)(n)	988,817	939,376
Sterigenics-Nordion Topco, LLC, 1st Lien Incremental Term Loan, 1M LIBOR + 3.00%, 5.48%, 05/15/2022	1,000,000	991,250
TerSera Therapeutics, LLC, 1st Lien Term Loan, 3M LIBOR + 5.25%, 7.85%, 03/30/2023(g)(h)(n)	49,000	49,000
United Digestive MSO Parent, LLC, 1st Lien Delayed Draw Term Loan, L + 4.50%, 12/16/2024(f)(g)(h)	1,022,727	(10,227)
United Digestive MSO Parent, LLC, 1st Lien Revolver, L + 4.50%, 12/14/2023(f)(g)(h)	511,364	(5,114)
United Digestive MSO Parent, LLC, 1st Lien Term Loan, 3M LIBOR + 4.50%, 7.08%, 12/16/2024(g)(h)(n)	1,462,244	1,447,622
VVC Holding Corp., 1st Lien Revolver, L + 2.75%, 02/12/2024(e)(f)(g)(h)	232,108	(4,642)
VVC Holding Corp., 1st Lien Term Loan B, 3M LIBOR + 4.50%, 7.20%, 02/11/2026(g)(h)(n)	580,271	568,665
VVC Holding Corp., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 11.20%, 02/11/2027(g)(h)(n)	2,187,621	2,143,869
		41,261,779
High Tech Industries 10.8%
Almonde, Inc., 1st Lien Term Loan, (Great Britain), LIBOR 3M + 3.50%, 6.10%, 06/13/2024	591,553	586,129
Ancestry.com Operations, Inc., 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.74%, 10/19/2023	447,698	447,922
Applied Systems, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.00%, 5.48%, 09/19/2024	1,694,010	1,691,063
AppLovin Corp., Initial 1st Lien Term Loan, L + 3.75%, 08/15/2025(e)	87,037	87,146

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Atlanta Bidco, Ltd., EUR Facility 1st Lien Term Loan A, (Great Britain), EURIBOR + 6.75%, 7.50%, 07/05/2024(g)(h)	€1,000,000	$1,122,151
Axiom Merger Sub, Inc., Facility 1st Lien Term Loan B, 1M LIBOR + 5.50%, 7.98%, 04/10/2026(g)(h)(n)	$1,846,154	1,827,692
Axiom Merger Sub, Inc., 1st Lien Delayed Draw Term Loan, L + 5.50%, 04/10/2026(f)(g)(h)	1,153,846	(11,538)
Axiom Merger Sub, Inc., 1st Lien Revolver, L + 5.50%, 10/08/2025(f)(g)(h)	230,769	(2,307)
Axiom Merger Sub, Inc., EUR Facility 1st Lien Term Note B, EURIBOR + 5.75%, 5.75%, 04/10/2026(g)(h)	€682,245	757,925
Datix Bidco, Ltd., Facility 1st Lien Term Loan B-1, (Great Britain), L + 4.50%, 04/28/2025(e)(g)(h)(n)	$1,000,000	1,000,000
Doxim, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.00%, 8.61%, 02/28/2024(f)(g)(h)	285,714	229,143
Doxim, Inc., 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.60%, 02/28/2024(g)(h)(n)	714,286	714,286
DRB Holdings, LLC, 1st Lien Revolver, 3M LIBOR + 6.00%, 8.61%, 10/06/2023(f)(g)(h)	1,000	533
DRB Holdings, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.60%, 10/06/2023(g)(h)(n)	492,762	492,762
Dun and Bradstreet Corp., Initial 1st Lien Term Loan, 1M LIBOR + 5.00%, 7.48%, 02/06/2026	1,830,349	1,842,942
Ellie Mae, Inc., 1st Lien Term Loan, L + 4.00%, 04/17/2026(e)	1,207,737	1,213,027
Frontline Technologies Intermediate Holdings, LLC, 1st Lien Closing Date Term Loan, 3M LIBOR + 6.50%, 9.10%, 09/18/2023(g)(h)	287,410	287,410
Frontline Technologies Intermediate Holdings, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 6.50%, 9.10%, 09/18/2023(f)(g)(h)	57,213	12,730
GlobalLogic Holdings, Inc., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 3.25%, 5.59%, 08/01/2025(f)(g)	39,526	148

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
GlobalLogic Holdings, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 3.25%, 5.73%, 08/01/2025(g)	$275,296	$276,329
GraphPAD Software, LLC, 1st Lien Revolver, L + 6.00%, 12/21/2023(f)(g)(h)	1,000	—
GraphPAD Software, LLC, 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.60%, 12/21/2023(g)(h)(n)	1,116,382	1,116,382
Greeneden U.S. Holdings I, LLC, 1st Lien Term Loan B, 1M LIBOR + 3.25%, 5.73%, 12/01/2023	792,992	793,984
Invoice Cloud, Inc., 1st Lien Delayed Draw Term Loan, L + 5.00%, 02/11/2024(f)(g)(h)	1,191,489	(11,915)
Invoice Cloud, Inc., 1st Lien Revolver, L + 5.00%, 02/11/2024(f)(g)(h)	255,319	(2,553)
Invoice Cloud, Inc., 1st Lien Term Loan, 3M LIBOR + 6.50%, 9.20%, 02/11/2024(g)(h)	2,553,191	2,527,660
MA FinanceCo., LLC, Tranche 1st Lien Term Loan B-3, 1M LIBOR + 2.5%, 4.98%, 06/21/2024(g)	186,223	185,525
MH Sub I, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 3.75%, 6.23%, 09/13/2024	1,076,208	1,075,627
Mitchell International, Inc., Initial 1st Lien Term Loan, L + 3.25%, 11/29/2024(e)	480,000	473,400
PDI TA Holdings, Inc., 1st Lien Delayed Draw Term Loan, L + 3.50%, 10/24/2024(f)(g)(h)	46,902	(51)
PDI TA Holdings, Inc., 1st Lien Delayed Draw Term Loan, L + 3.50%, 10/24/2024(f)(g)(h)	126,855	(140)
PDI TA Holdings, Inc., 1st Lien Revolver, L + 4.50%, 10/24/2024(f)(g)(h)	205,023	(225)
PDI TA Holdings, Inc., 2nd Lien Delayed Draw Term Loan, L + 8.50%, 10/24/2025(f)(g)(h)	19,730	(37)
PDI TA Holdings, Inc., 2nd Lien Delayed Draw Term Loan, L + 8.50%, 10/24/2025(f)(g)(h)	62,792	(120)
PDI TA Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 11.13%, 10/24/2025(g)(h)	1,106,612	1,104,509

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
PDI TA Holdings, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.50%, 7.13%, 10/24/2024(g)(h)(n)	$2,432,086	$2,429,411
Practice Insight, LLC, 1st Lien Revolver, L + 5.00%, 08/23/2022(f)(g)(h)	1,000	—
Practice Insight, LLC, 1st Lien Term Loan, 1M LIBOR + 5.00%, 7.48%, 08/23/2022(g)(h)(n)	340,535	340,535
Raptor Technologies, LLC, 1st Lien Delayed Draw Term Loan, L + 6.00%, 12/17/2024(f)(g)(h)	1,034,138	(10,341)
Raptor Technologies, LLC, 1st Lien Revolver, L + 6.00%, 12/17/2023(f)(g)(h)	1,000	(10)
Raptor Technologies, LLC, 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.60%, 12/17/2024(g)(h)(n)	1,959,950	1,940,350
Rocket Software, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.73%, 11/27/2025	1,285,649	1,288,864
Seattle Spinco, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.50%, 4.98%, 06/21/2024(g)	1,257,612	1,252,896
Sophia, LP, 1st Lien Term Loan B, 3M LIBOR + 3.25%, 5.85%, 09/30/2022	558,647	558,747
SpareFoot, LLC, 1st Lien Incremental Term Loan, 1M LIBOR + 4.25%, 6.75%, 04/13/2024(g)(h)	74,861	74,861
SpareFoot, LLC, 1st Lien Incremental Term Loan, 1M LIBOR + 4.25%, 6.75%, 04/13/2024(g)(h)(n)	134,904	134,904
SpareFoot, LLC, 1st Lien Revolver, 1M LIBOR + 4.25%, 6.75%, 04/13/2023(f)(g)(h)	1,000	240
SpareFoot, LLC, 2nd Lien Incremental Term Loan, 1M LIBOR + 8.25%, 10.73%, 04/13/2025(g)(h)(n)	195,750	195,750
SpareFoot, LLC, 2nd Lien Term Loan, 1M LIBOR + 8.25%, 10.73%, 04/13/2025(g)(h)(n)	285,429	285,429
SpareFoot, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.75%, 04/13/2024(g)(h)(n)	708,220	708,220
SS&C Technologies Holdings, Inc., 1st Lien Incremental Term Loan B-5, 1M LIBOR + 2.25%, 4.73%, 04/16/2025	652,329	652,251

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Sunk Rock Foundry Partners, LP, 1st Lien Term Loan A1, 3M LIBOR + 4.75%, 7.35%, 10/31/2023(g)(h)(n)	$226,608	$226,608
Tibco Software, Inc., 1st Lien Term Loan B-1, 1M LIBOR + 3.50%, 5.99%, 12/04/2020	998,728	998,478
TransIP Group B.V., Facility 1st Lien Term Loan B-2, (Netherlands), EURIBOR + 7.25%, 7.75%, 08/08/2024(f)(g)(h)	€1,000,000	1,105,192
Visual Edge Technology, Inc., 1st Lien Delayed Draw Term Loan, 1M LIBOR + 5.75%, 8.23%, 08/31/2022(f)(g)(h)(n)	$2,041,655	1,963,655
Visual Edge Technology, Inc., 1st Lien Senior Sub Notes, 12.50%, 09/02/2024(g)(h)(i)	152,167	143,037
Visual Edge Technology, Inc., 1st Lien Term Loan, 1M LIBOR + 5.75%, 8.23%, 08/31/2022(g)(h)(n)	160,062	160,062
		34,286,678
Hotel, Gaming & Leisure 4.9%
Aimbridge Acquisition Co., Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 7.50%, 10.00%, 02/01/2027(g)(h)(n)	3,000,000	2,970,000
Caesars Resort Collection, LLC, 1st Lien Term Loan B, 1M LIBOR + 2.75%, 5.23%, 12/23/2024	1,596,015	1,600,340
Canopy Bidco, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 3M GBP LIBOR + 7.25%, 8.10%, 12/18/2024(g)(h)	£500,000	651,950
Canopy Bidco, Ltd., Senior Capex Facility 1st Lien Term Loan, (Great Britain), 3M GBP LIBOR + 7.25%, 8.10%, 12/18/2024(f)(g)(h)	500,000	83,524
Geo Group, Inc., 1st Lien Refinancing Term Loan, 1M LIBOR + 2.00%, 4.49%, 03/22/2024	$992,405	958,604
Golden Nugget, Inc., Initial 1st Lien Term Loan B, 1M LIBOR + 2.75%, 5.23%, 10/04/2023	1,372,453	1,373,071
Scientific Games International, Inc., 1st Lien Term Loan B5, 1M LIBOR + 2.75%, 5.23%, 08/14/2024	2,013,990	2,007,827

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
SFE Intermediate Holdco, LLC, 1st Lien Incremental Term Loan, 3M LIBOR + 4.75%, 7.35%, 07/31/2024(g)(h)(n)	$1,989,005	$1,989,005
SFE Intermediate Holdco, LLC, 1st Lien Revolver, L + 5.00%, 07/31/2023(f)(g)(h)	2,000	—
SFE Intermediate Holdco, LLC, 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.33%, 07/31/2024(g)(h)(n)	246,250	246,250
Station Casinos, LLC, Facility 1st Lien Term Loan B, L + 2.50%, 06/08/2023(e)	1,873,125	1,874,062
UFC Holdings, LLC, 1st Lien Term Loan, L + 3.25%, 04/29/2026(e)	1,681,142	1,679,831
		15,434,464
Media: Broadcasting & Subscription 1.5%
Cogeco Communications (USA) II, LP, 1st Lien Term Loan, 1M LIBOR + 2.25%, 4.73%, 01/03/2025	988,731	986,615
CSC Holdings, LLC, 1st Lien Incremental Term Loan, 1M LIBOR + 2.25%, 4.72%, 01/15/2026	623,668	620,394
CSC Holdings, LLC, 1st Lien Refinancing Term Loan, 1M LIBOR + 2.25%, 4.72%, 07/17/2025	303,817	302,255
CSC Holdings, LLC, 1st Lien Term Loan B, 1M LIBOR + 2.50%, 4.97%, 01/25/2026	117,790	117,545
Gray Television, Inc., 1st Lien Term Loan B-2, 1M LIBOR + 2.25%, 4.73%, 02/07/2024	941,458	940,677
Production Resource Group, LLC, 1st Lien Term Loan, 3M LIBOR + 7.00%, 9.65%, 08/21/2024(g)(h)(n)	2,000,000	1,920,000
		4,887,486
Media: Diversified & Production 2.0%
Cast and Crew Payroll, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 4.00%, 6.49%, 02/09/2026	1,913,871	1,926,312

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Equinox Holdings, Inc., 1st Lien Term Loan B1, L + 3.00%, 03/08/2024(e)	$2,647,577	$2,647,100
Life Time Fitness, Inc., 1st Lien Refinancing Term Loan, 3M LIBOR + 2.75%, 5.38%, 06/10/2022	492,500	491,446
Sapphire Bidco, Ltd., Facility 1st Lien Term Loan B, (Great Britain), 6M GBP LIBOR + 6.00%, 7.03%, 03/15/2023(g)(h)	£1,000,000	1,303,900
		6,368,758
Retail 1.0%
Academy, Ltd., Initial 1st Lien Term Loan, 1M LIBOR + 4.00%, 6.48%, 07/01/2022	$84,749	62,794
Brookfield Property REIT, Inc., Initial 1st Lien Term Loan B, 1M LIBOR + 2.50%, 4.98%, 08/27/2025	1,205,347	1,178,528
CWGS Group, LLC, 1st Lien Term Loan, 1M LIBOR + 2.75%, 5.23%, 11/08/2023	84,783	78,318
FWR Holding Corp., Initial 1st Lien Delayed Draw Term Loan, 1M LIBOR + 5.50%, 7.98%, 08/21/2023(g)(h)(n)	387	387
FWR Holding Corp., Initial 1st Lien Delayed Draw Term Loan, 1M LIBOR + 5.50%, 7.98%, 08/21/2023(g)(h)	611	611
FWR Holding Corp., Initial 1st Lien Delayed Draw Term Loan, 1M LIBOR + 5.50%, 7.98%, 08/21/2023(g)(h)	32,187	32,187
FWR Holding Corp., Initial 1st Lien Revolver, 1M LIBOR + 5.50%, 7.98%, 08/21/2023(f)(g)(h)	1,000	250
FWR Holding Corp., Initial 1st Lien Term Loan, 1M LIBOR + 5.50%, 7.98%, 08/21/2023(g)(h)(n)	344,750	344,750
FWR Holding Corp., New 1st Lien Delayed Draw Term Loan, L + 5.50%, 08/21/2023(f)(g)(h)	75,103	1
Mister Car Wash Holdings, Inc., 1st Lien Term Loan B, L + 3.25%, 08/20/2021(e)	1,022,438	1,021,160
Petco Animal Supplies, Inc., 1st Lien Term Loan B, L + 3.25%, 01/26/2023(e)	250,000	202,767

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount		Value(a)
Spencer Gifts, LLC, 2nd Lien Term Loan, L + 8.25%, 06/29/2022(e)		$345,000	$340,687
			3,262,440
Services: Business 10.2%
Alpha Luxco 2 SARL, Facility 1st Lien Term Loan B, (Luxembourg), EURIBOR + 5.75%, 6.25%, 01/09/2025(g)(h)		€1,000,000	1,122,151
AMCP Clean Intermediate, LLC, 1st Lien Incremental Term Loan, 3M LIBOR + 5.50%, 8.10%, 10/01/2024(g)(h)		$454,495	449,950
AMCP Clean Intermediate, LLC, 1st Lien Revolver, L + 5.50%, 10/01/2024(f)(g)(h)		1,100	(11)
AMCP Clean Intermediate, LLC, 1st Lien Term Loan, 3M LIBOR + 5.50%, 8.10%, 10/01/2024(g)(h)(n)		1,989,005	1,969,115
BrightView Landscapes, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 2.50%, 5.00%, 08/15/2025		748,116	747,180
Capnor Connery Bidco APS, Facility 1st Lien Term Loan B, (Denmark), EURIBOR + 7.63%, 7.63%, 04/30/2026(g)(h)	DKK	49,032,258	7,369,892
Capnor Connery Bidco APS, Facility 1st Lien Term Loan D, (Denmark), L + 7.63%, 04/30/2026(f)(g)(h)		45,967,742	—
Cypress Intermediate Holdings III, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.75%, 5.24%, 04/29/2024		$676,816	674,278
FrontDoor, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.50%, 5.00%, 08/16/2025		454,052	453,203
IRI Holdings, Inc., Initial 2nd Lien Term Loan, 3M LIBOR + 8.00%, 10.63%, 11/30/2026(g)(h)(n)		1,471,850	1,442,413
IRI Holdings, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.50%, 7.13%, 11/30/2025(g)(h)(n)		1,524,330	1,493,843
Labstat International, Inc., 1st Lien 1st Amendment Term Loan, (Canada), 3M CDOR + 6.25%, 8.27%, 06/25/2024(g)(h)(n)	CAD	324,457	242,294
Labstat International, Inc., 1st Lien Revolver, (Canada), CDOR + 6.25%, 06/25/2024(f)(g)(h)		1,000	—

Senior Loans(b)(c)(d) (continued)

	Principal Amount		Value(a)
Labstat International, Inc., 1st Lien Term Loan, (Canada), 3M CDOR + 6.25%, 8.27%, 06/25/2024(g)(h)(n)	CAD	1,491,505	$1,113,811
Mercato Leadmanagement Investments GmbH, 1st Lien Term Loan A, (Germany), EURIBOR + 6.75%, 7.50%, 03/01/2024(g)(h)		€700,000	785,505
Mercato Leadmanagement Investments GmbH, 1st Lien Term Loan B, (Germany), EURIBOR + 6.75%, 7.50%, 03/01/2024(g)(h)		300,000	336,645
Revint Intermediate II, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.50%, 7.10%, 12/13/2023(f)(g)(h)(n)		$2,088,261	1,342,030
Revint Intermediate II, LLC, 1st Lien Revolver, 3M LIBOR + 4.50%, 7.10%, 12/13/2023(f)(g)(h)		1,000	850
Revint Intermediate II, LLC, 1st Lien Term Loan, 3M LIBOR + 4.50%, 7.10%, 12/13/2023(g)(h)(n)		394,605	386,713
RSK Group, Ltd., Acquisition Facility 1st Lien Term Loan (Great Britain), 3M GBP LIBOR + 7.00%, 7.84%, 10/25/2025(f)(g)(h)(i)		£501,110	321,554
RSK Group, Ltd., Facility B 1st Lien Term Loan, (Great Britain), 3M GBP LIBOR + 7.00%, 7.84% 10/25/2025(g)(h)(i)		503,650	656,709
Saldon Holdings, Inc., 1st Lien Revolver, PRIME + 3.75%, 9.25%, 03/13/2024(f)(g)(h)		$380,952	(3,809)
Saldon Holdings, Inc., 1st Lien Term Loan, 2M LIBOR + 4.75%, 7.29%, 03/13/2025(g)(h)(n)		3,619,048	3,582,857
Solera, LLC, 1st Lien Term Loan, L + 2.75%, 03/03/2023(e)		2,510,656	2,512,439
SOS Security Holdings, LLC, 1st Lien Delayed Draw Term Loan, L + 6.50%, 04/30/2025(f)(g)(h)		335,821	(3,358)
SOS Security Holdings, LLC, 1st Lien Revolver, L + 6.50%, 04/30/2025(f)(g)(h)		179,104	(1,791)
SOS Security Holdings, LLC, 1st Lien Term Loan, 3M LIBOR + 6.50%, 9.08%, 04/30/2025(g)(h)(n)		2,149,254	2,127,761
SOS Security Holdings, LLC, 1st Lien Delayed Draw Term Loan B, L + 6.50%, 04/30/2025(f)(g)(h)		335,821	(3,358)

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount		Value(a)
Travelport Finance SARL, 1st Lien Term Loan B, (Luxembourg), 3M LIBOR + 2.50%, 5.18%, 03/17/2025		$1,500,000	$1,498,035
TU Bidco, Inc., 1st Lien Delayed Draw Term Loan, L + 4.00%, 10/01/2023(f)(g)(h)		299,850	(1,499)
TU Bidco, Inc., 1st Lien Revolver, L + 4.00%, 10/01/2023(f)(g)(h)		1,000	(5)
TU Bidco, Inc., 1st Lien Term Loan, 1M LIBOR + 4.00%, 6.48%, 10/01/2023(g)(h)(n)		1,694,902	1,686,428
			32,301,825
Services: Consumer 3.5%
Centric Brands, Inc., 1st Lien Revolver, PRIME + 4.50%, 10.00%, 04/29/2023(f)(g)(h)		1,333	967
Centric Brands, Inc., 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.58%, 10/29/2023(g)(h)(n)		1,994,003	1,974,063
CHG PPC Parent, LLC, 2nd Lien Additional Term Loan, 1M LIBOR + 7.75%, 10.23%, 03/30/2026(g)(h)(n)		2,000,000	1,980,000
CHG PPC Parent, LLC, 2nd Lien Term Loan, 1M LIBOR + 7.50%, 9.98%, 03/30/2026(g)(h)(n)		1,000,000	985,000
General Nutrition Centers, Inc., 1st Lien FILO Term Loan, 1M LIBOR + 7.00%, 9.49%, 12/31/2022		288,584	290,316
Goldcup 16786 AB, Unitranche Facility 1st Lien Term Loan, (Sweden), STIBOR + 7.00%, 7.50%, 06/02/2025(g)(h)	SEK	10,000,000	1,001,354
NMC Skincare Intermediate Holdings II, LLC, 1st Lien Delayed Draw Term Loan, 1M LIBOR + 4.75%, 7.23%, 10/31/2024(f)(g)(h)		$666,667	131,667
NMC Skincare Intermediate Holdings II, LLC, 1st Lien Revolver, 1M LIBOR + 4.75%, 7.23%, 10/31/2024(f)(g)(h)		333,333	55,000
NMC Skincare Intermediate Holdings II, LLC, 1st Lien Term Loan, 1M LIBOR + 4.75%, 7.23%, 10/31/2024(g)(h)(n)		1,995,000	1,975,050

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
St. George's University Scholastic Services, LLC, 1st Lien Term Loan B, 1M LIBOR + 3.50%, 5.99%, 07/17/2025	$343,906	$344,336
Sunshine Sub, LLC, 1st Lien Delayed Draw Term Loan, 1M LIBOR + 4.75%, 7.23%, 05/27/2024(g)(h)	418,307	414,123
Sunshine Sub, LLC, 1st Lien Revolver, L + 4.75%, 05/27/2024(f)(g)(h)	144,269	(1,442)
Sunshine Sub, LLC, 1st Lien Term Loan, 1M LIBOR + 4.75%, 7.23%, 05/27/2024(g)(h)(n)	712,210	705,088
Wand Intermediate I LP, Initial 1st Lien Term Loan, 1M LIBOR + 3.50%, 5.98%, 02/05/2026	1,265,910	1,273,822
		11,129,344
Telecommunications 3.3%
Cablecom Networking Holdings, Ltd., CAPEX 1st Lien Term Loan, (Great Britain), 6M GBP LIBOR + 7.00%, 7.94%, 12/14/2023(f)(g)(h)	£438,596	371,725
Cablecom Networking Holdings, Ltd., Facility 1st Lien Term Loan A-2, (Great Britain), 6M GBP LIBOR + 7.00%, 7.95%, 12/14/2023(g)(h)	561,404	732,015
CB-SDG, Ltd., 1st Lien Acquisition Facility, (Great Britain), L + 7.00%, 04/03/2026(f)(g)(h)	317,460	—
CB-SDG, Ltd., 1st Lien Facility B1, (Great Britain), 3M GBP LIBOR + 7.00%, 7.84%, 04/03/2026(g)(h)	2,317,461	3,021,737
CB-SDG, Ltd., 1st Lien Facility B2, (Great Britain), 3M GBP LIBOR + 7.00%, 7.84%, 04/03/2026(g)(h)	365,079	476,026
Pi U.S. Mergerco, Inc., Facility 1st Lien Term Loan B1 (Great Britain), 1M LIBOR + 3.50%, 5.98%, 01/03/2025	$1,192,639	1,191,900
Sprint Communications, Inc., 1st Lien Incremental Term Loan, 1M LIBOR + 3.00%, 5.50%, 02/02/2024	1,051,838	1,034,745
Sprint Communications, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.50%, 5.00%, 02/02/2024	1,662,884	1,613,413
Teligent, Inc., 1st Lien Revolver, 3M LIBOR + 3.75%, 6.35%, 12/13/2023(g)(h)	1,000	990

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Senior Loans(b)(c)(d) (continued)

	Principal Amount	Value(a)
Teligent, Inc., 2nd Lien Delayed Draw Term Loan A, 3M LIBOR + 8.75%, 11.35%, 06/13/2024(f)(g)(h)	$646,284	$429,400
Teligent, Inc., 2nd Lien Delayed Draw Term Loan B, L + 8.75%, 06/13/2024(f)(g)(h)	315,632	(3,157)
Teligent, Inc., 2nd Lien Term Loan, 1M LIBOR + 8.75%, 11.25%, 06/13/2024(g)(h)	1,082,430	1,071,605
UPC Financing Partnership, Facility AR 1st Lien Term Loan, 1M LIBOR + 2.50%, 4.97%, 01/15/2026	627,052	627,021
		10,567,420
Transportation: Cargo 0.6%
Neovia Logistics Services, LLC, 1st Lien Term Loan, L + 6.50%, 04/26/2024(e)(g)(h)	689,000	673,498
Neovia Logistics Services, LLC, 2nd Lien Term Loan, L + 9.00%, 10/31/2024(e)(g)	1,139,000	1,088,252
		1,761,750
Transportation: Consumer 0.3%
Air Medical Group Holdings, Inc., Initial Unsecured Term Loan, 1M LIBOR + 7.88%, 10.35%, 03/13/2026(g)(h)(n)	1,000,000	985,000
Utilities: Water 0.5%
Storm U.S. Holdco, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 5.50%, 8.10%, 05/05/2023(g)(h)(n)	46,132	46,132
TWH Infrastructure Industries, Inc., 1st Lien Revolver, 3M LIBOR + 5.50%, 8.09%, 04/09/2025(f)(g)(h)	463,581	74,173
TWH Infrastructure Industries, Inc., 1st Lien Term Loan, 3M LIBOR + 5.50%, 8.09%, 04/09/2025(g)(h)(n)	1,372,488	1,358,763
		1,479,068
Wholesale 0.3%
Pet IQ, LLC, 1st Lien Term Loan, 1M LIBOR + 5.25%, 7.75%, 01/17/2023(g)(h)(n)	990,000	990,000
Total Senior Loans (Cost: $254,506,760)		256,648,908

Corporate Bonds 13.6%

	Principal Amount	Value(a)
Aerospace & Defense 0.1%
BWX Technologies, Inc., 144A, 5.38%, 07/15/2026(d)	$1,000	$1,020
TransDigm, Inc., 144A, 6.25%, 03/15/2026(d)	233,000	242,611
		243,631
Automotive 0.4%
Delphi Jersey Holdings, 144A, (Jersey), 5.00%, 10/01/2025(d)	607,000	556,923
Panther BF Aggregator 2, 144A, 6.25%, 05/15/2026(d)	368,000	383,180
Panther BF Aggregator 2, 144A, 8.50%, 05/15/2027(d)	347,000	358,798
		1,298,901
Banking, Finance, Insurance & Real Estate 2.0%
Acrisure, LLC, 144A, 8.13%, 02/15/2024(d)	1,687,000	1,763,969
Acrisure, LLC, 144A, 7.00%, 11/15/2025(d)(k)	250,000	226,250
Realogy Group, LLC, 144A, 4.88%, 06/01/2023(d)	2,353,000	2,243,492
Summit Materials, LLC, 144A, 5.13%, 06/01/2025(d)	2,150,000	2,139,250
		6,372,961
Beverage, Food & Tobacco 0.7%
Cott Holdings, Inc., 144A, 5.50%, 04/01/2025(d)	855,000	865,688
IRB Holding Corp., 144A, 6.75%, 02/15/2026(d)	1,477,000	1,465,922
		2,331,610
Chemicals, Plastics & Rubber 0.1%
Starfruit Finco B.V., 144A, (Netherlands), 8.00%, 10/01/2026(d)	333,000	341,758
Construction & Building 1.2%
H&E Equipment Services, 5.63%, 09/01/2025	2,593,000	2,631,895
Tutor Perini Corp., 144A, 6.88%, 05/01/2025(d)	1,000,000	1,001,250
		3,633,145

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Corporate Bonds (continued)

	Principal Amount	Value(a)
Containers, Packaging & Glass 0.3%
Berry Global Group, Inc., 144A, 4.50%, 02/15/2026(d)	$999,000	$969,030
Energy: Oil & Gas 2.3%
Centennial Resource Production, LLC, 144A, 5.38%, 01/15/2026(d)	1,747,000	1,716,427
Exterran Energy Solutions, LP, 8.13%, 05/01/2025	1,033,000	1,069,155
Great Western Petroleum LLC, 144A, 9.00%, 09/30/2021(d)	225,000	182,813
Hilcorp Energy I, LP/Hilcorp Finance Co., 144A, 5.00%, 12/01/2024(d)	227,000	225,298
Parsley Energy, LLC, 144A, 5.38%, 01/15/2025(d)	1,000,000	1,015,937
Transocean Poseidon, Ltd., 144A, (Cayman Islands), 6.88%, 02/01/2027(d)	2,078,000	2,213,070
Vine Oil and Gas, LP, 144A, 9.75%, 04/15/2023(d)	1,053,000	826,605
		7,249,305
Environmental Industries 0.7%
GFL Environmental, Inc., 144A, (Canada), 5.38%, 03/01/2023(d)	651,000	633,097
GFL Environmental, Inc., 144A, (Canada), 8.50%, 05/01/2027(d)	385,000	401,078
HD Supply Waterworks, Ltd., 144A, 6.13%, 08/15/2025(d)	1,272,000	1,262,460
		2,296,635
Healthcare & Pharmaceuticals 0.9%
Acadia Healthcare Co., Inc., 5.63%, 02/15/2023	796,000	803,960
Centene Corp., 6.13%, 02/15/2024	250,000	261,875
Molina Healthcare, Inc., 144A, 4.88%, 06/15/2025(d)	464,000	461,680
Sterigenics-Nordion Topco, LLC, 144A, 6.50%, 05/15/2023(d)	1,132,000	1,143,320
		2,670,835
High Tech Industries 0.8%
Genesys Telecommunications Lab, 144A, 10.00%, 11/30/2024(d)	1,000,000	1,094,850
Nuance Communications, Inc., 5.63%, 12/15/2026	1,406,000	1,435,877
		2,530,727

Corporate Bonds (continued)

	Principal Amount	Value(a)
Media: Broadcasting & Subscription 1.6%
CCO Holdings, LLC, 144A, 5.50%, 05/01/2026(d)	$500,000	$516,000
CSC Holdings, LLC, 144A, 5.50%, 04/15/2027(d)	500,000	515,065
Inmarsat Finance PLC, 144A, (Great Britain), 6.50%, 10/01/2024(d)	899,000	943,950
Intelsat Jackson Holdings S.A., 144A, (Luxembourg), 8.00%, 02/15/2024(d)	500,000	521,875
Sinclair Broadcast Group, Inc., 144A, 5.13%, 02/15/2027(d)	2,000,000	1,920,000
Sirius XM Radio, Inc., 144A, 5.00%, 08/01/2027(d)	500,000	504,100
		4,920,990
Media: Diversified & Production 0.7%
Six Flags Entertainment Corp., 144A, 5.50%, 04/15/2027(d)	2,000,000	2,042,000
Retail 0.4%
Brookfield Property REIT, Inc., 144A, 5.75%, 05/15/2026(d)(g)(k)	1,365,000	1,383,769
Services: Business 0.6%
Nielsen Finance, LLC, 144A, 5.00%, 04/15/2022(d)	1,000,000	993,380
Nielsen Holding and Finance B.V., 144A, (Luxembourg), 5.00%, 02/01/2025(d)	1,000,000	985,000
		1,978,380
Telecommunications 0.6%
Level 3 Financing, Inc., 5.38%, 05/01/2025	500,000	509,300
Zayo Group, LLC, 6.38%, 05/15/2025	1,000,000	1,017,500
Zayo Group, LLC, 144A, 5.75%, 01/15/2027(d)	500,000	507,500
		2,034,300
Utilities: Electric 0.2%
TerraForm Power Operating, LLC, 144A, 4.25%, 01/31/2023(d)	282,000	278,828
TerraForm Power Operating, LLC, 144A, 5.00%, 01/31/2028(d)	350,000	345,187
		624,015
Total Corporate Bonds (Cost: $42,034,036)		42,921,992

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Collateralized Loan Obligations 25.0%(d)(g)(j)

	Principal Amount	Value(a)
Collateralized Loan Obligations — Debt 16.8%(c)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 8.38%, 04/30/2031	$1,500,000	$1,393,974
AMMC CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.93%, 07/25/2029	250,000	249,444
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 8.08%, 04/25/2031	750,000	697,796
Apidos CLO XV, (Cayman Islands), 3M LIBOR + 5.70%, 8.29%, 04/20/2031	750,000	704,502
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 5.70%, 8.30%, 07/16/2031	750,000	706,421
Apidos CLO XX, Ltd., (Cayman Islands), 3M LIBOR + 8.70%, 11.30%, 07/16/2031	250,000	234,065
Atlas Senior Loan Fund VII, Ltd., (Cayman Islands), 3M LIBOR + 8.05%, 10.69%, 11/27/2031	1,750,000	1,592,974
Barings CLO, Ltd. 2019-II, (Cayman Islands), 3M LIBOR + 3.85%, 6.29%, 04/15/2031	750,000	749,951
Benefit Street Partners CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 6.41%, 9.01%, 10/15/2030	1,500,000	1,473,928
Canyon Capital CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.75%, 8.35%, 07/15/2031	350,000	324,434
Carlyle Global Market Strategies CLO, Ltd. 2015-5, (Cayman Islands), 3M LIBOR + 6.70%, 9.29%, 01/20/2032	1,500,000	1,477,707
Cedar Funding VII CLO, Ltd., (Cayman Islands), 3M LIBOR + 2.55%, 5.14%, 01/20/2031	500,000	474,115
Cedar Funding XI CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.85%, 05/29/2032(k)	1,625,000	1,625,000
CIFC Funding, Ltd. 2013-IV, (Cayman Islands), 3M LIBOR +2.80%, 5.38%, 04/27/2031	500,000	484,740
CIFC Funding, Ltd. 2018 1A E, (Cayman Islands), 3M LIBOR + 5.00%, 7.60%, 04/18/2031	1,250,000	1,149,365
Cook Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.40%, 7.99%, 04/17/2030	1,250,000	1,154,664

Collateralized Loan Obligations(d)(g)(j) (continued)

	Principal Amount	Value(a)
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.35%, 8.94%, 10/23/2031	$750,000	$718,576
Crestline Denali CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 8.10%, 10.69%, 10/23/2031	250,000	231,877
Crestline Denali CLO XVI, Ltd., (Cayman Islands), 3M LIBOR + 2.60%, 5.19%, 01/20/2030	1,500,000	1,424,660
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 8.50%, 04/15/2031	750,000	703,165
Dryden LVIII CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.35%, 7.94%, 07/17/2031	1,000,000	919,719
Dryden XL Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.75%, 8.43%, 08/15/2031	1,000,000	941,847
Dryden XLIII Senior Loan Fund, (Cayman Islands), 3M LIBOR + 6.10%, 8.69%, 07/20/2029	1,000,000	978,077
Dryden XXVI Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 8.14%, 04/15/2029	750,000	727,237
Goldentree Loan Opportunities X, Ltd., (Cayman Islands), 3M LIBOR + 5.65%, 8.24%, 07/20/2031	750,000	722,957
Highbridge Loan Management Ltd. 2013-2, (Cayman Islands), 3M LIBOR + 6.60%, 9.19%, 10/20/2029	250,000	243,959
KKR CLO 15, Ltd., (Cayman Islands), 3M LIBOR + 6.44%, 9.04%, 01/18/2032	2,500,000	2,408,507
LCM 29, Ltd., (Cayman Islands), 3M LIBOR + 6.90%, 04/15/2031(k)	1,000,000	1,000,000
LCM 30, Ltd., (Cayman Islands), 3M LIBOR +6.95%, 9.53%, 04/20/2031	2,000,000	2,000,000
LCM XVII, LP, (Cayman Islands), 3M LIBOR + 6.00%, 8.60%, 10/15/2031	1,250,000	1,184,744
Madison Park Funding XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.77%, 10.36%, 10/22/2030	1,000,000	928,539
Madison Park Funding XXXII, Ltd., (Cayman Islands), 3M LIBOR + 7.10%, 9.69%, 01/22/2031	500,000	501,220

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Collateralized Loan Obligations(d)(g)(j) (continued)

	Principal Amount	Value(a)
Madison Park Funding XXXIV, Ltd., (Cayman Islands), 3M LIBOR + 6.75%, 9.33%, 04/25/2031	$1,500,000	$1,500,000
Magnetite CLO XV, Ltd., (Cayman Islands), 3M LIBOR + 2.75%, 5.33%, 07/25/2031	500,000	482,563
Magnetite XV, Ltd. 2019 22A, (Cayman Islands), 3M LIBOR + 6.75%, 04/15/2031(k)	1,000,000	1,000,000
Marble Point CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 3.00%, 5.60%, 07/16/2031	1,000,000	952,496
Marble Point CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 6.53%, 9.12%, 01/20/2032	700,000	671,835
Mariner CLO, LLC 2019 1A E, (Cayman Islands), 3M LIBOR + 6.89%, 04/30/2032(k)	1,250,000	1,225,000
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 8.40%, 06/15/2031	750,000	692,444
Oaktree CLO, Ltd. 2015-11, (Cayman Islands), 3M LIBOR + 5.75%, 8.34%, 01/20/2032	1,250,000	1,179,031
Octagon Investment Partners 35, Ltd., (Cayman Islands), 3M LIBOR + 5.20%, 7.79%, 01/20/2031	1,500,000	1,369,473
Octagon Investment Partners 41, Ltd., (Cayman Islands), 3M LIBOR + 6.90%, 9.50%, 04/15/2031	3,000,000	2,970,885
Octagon Loan Funding, Ltd., (Cayman Islands), 3M LIBOR + 6.00%, 8.68%, 11/18/2031	2,000,000	1,888,770
OZLM XXIII, Ltd. 2019-23A, (Cayman Islands), 3M LIBOR + 6.80%, 04/15/2032(k)	1,750,000	1,684,375
Rockford Tower CLO Ltd. 2018-2, (Cayman Islands), 3M LIBOR + 3.10%, 5.69%, 10/20/2031	1,450,000	1,403,281
Steele Creek CLO, Ltd. 2016-1, (Cayman Islands), 3M LIBOR +5.75%, 8.36%, 06/15/2031	750,000	690,600
TCI-Symphony CLO, Ltd. 2017-1, (Cayman Islands), 3M LIBOR + 6.45%, 9.05%, 07/15/2030	2,000,000	1,970,180
Venture 28A CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.16%, 8.75%, 10/20/2029	1,000,000	964,680

Collateralized Loan Obligations(d)(g)(j) (continued)

	Principal Amount	Value(a)
Voya CLO, Ltd. 2013-3, (Cayman Islands), 3M LIBOR + 5.90%, 8.50%, 10/18/2031	$1,250,000	$1,180,771
Voya CLO, Ltd. 2015-3, (Cayman Islands), 3M LIBOR + 6.20%, 8.79%, 10/20/2031	1,000,000	949,953
Voya CLO, Ltd. 2017-3, (Cayman Islands), 3M LIBOR + 6.20%, 8.79%, 07/20/2030	250,000	243,289
		53,147,790
Collateralized Loan Obligations — Equity 8.2%
Allegro CLO VIII, Ltd., (Cayman Islands), 16.57%, 07/15/2031	1,650,000	1,365,773
Bain Capital Credit CLO, Ltd. 2018-1, (Cayman Islands), 1 4.91%, 04/23/2031	920,000	786,785
Canyon Capital CLO 2019-1, Ltd., (Cayman Islands), 13.89%, 04/15/2032	2,797,500	2,377,881
Carlyle Global Market Strategies CLO, Ltd. 2018-3, (Cayman Islands), 12.08%, 10/15/2030	500,000	418,483
Carlyle Global Market Strategies CLO, Ltd. 2018-4, (Cayman Islands), 13.89%, 01/20/2031	2,310,000	2,172,188
Cedar Funding V CLO, Ltd., (Cayman Islands), 18.15%, 07/17/2031	2,300,000	2,199,071
Cedar Funding VIII CLO, Ltd., (Cayman Islands), 10.28%, 10/17/2030	250,000	199,721
Crestline Denali CLO XVI, Ltd. 2018-1A, (Cayman Islands), 13.59%, 01/20/2030	500,000	398,128
Dryden 38 Senior Loan Fund, (Cayman Islands), 16.19%, 07/15/2030(k)	250,000	171,800
Dryden 57 CLO, Ltd., (Cayman Islands), 15.15%, 05/15/2031	717,000	661,296
Dryden XXVIII Senior Loan Fund, (Cayman Islands), 15.87%, 08/15/2030	1,406,251	659,751
Eastland Investors Corp., (Cayman Islands), 0.00%, 05/01/2022	300	135,750
Foothill CLO, Ltd., (Cayman Islands), 0.00%, 02/22/2021	1,237,000	170,436
Foothill Incentive Fee 2007-1, (Cayman Islands), 0.00%, 08/27/2019	904,000	31,139

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Collateralized Loan Obligations(d)(g)(j) (continued)

	Principal Amount	Value(a)
ICG U.S. CLO, Ltd. 2018-2, (Cayman Islands), 18.61%, 07/22/2031	$1,650,000	$1,544,445
Madison Park Funding XXXI, Ltd., (Cayman Islands), 11.01%, 01/23/2048	400,000	347,973
Madison Park Funding XXXII, Ltd., (Cayman Islands), 11.97%, 01/22/2048	1,510,000	1,280,013
Magnetite CLO, Ltd. 2012-6, (Cayman Islands), 0.00%, 09/15/2023	1,241,000	496
Mariner CLO, Ltd. 2018-5, (Cayman Islands), 14.44%, 04/25/2031	500,000	404,453
Momentum Capital Fund, Ltd., (Cayman Islands), 0.00%, 09/18/2021	913,000	87,310
Oaktree CLO 2019-2, Ltd., (Cayman Islands), 13.89%, 04/15/2031(k)	3,860,000	3,126,600
Oaktree CLO, Ltd. 2018-1, (Cayman Islands), 14.84%, 10/20/2030	2,250,000	2,058,793
OHA Credit Partners XI, Ltd., (Cayman Islands), 16.14%, 01/20/2032	300,000	229,774
OHA Credit Partners XV, Ltd., (Cayman Islands), 16.56%, 01/20/2030	500,000	418,213
OHA Loan Funding 2013-1, Ltd., (Cayman Islands), 15.80%, 07/23/2031	876,000	487,835
OZLM XIX, Ltd. 2017-19A, (Cayman Islands), 12.57%, 11/22/2030	1,000,000	765,950
OZLM XXI, Ltd. 2017-21A, (Cayman Islands), 14.07%, 01/20/2031	800,000	629,408
Steele Creek CLO, Ltd. 2017-1, (Cayman Islands), 17.82%, 01/15/2030	250,000	215,881
Symphony CLO XI, Ltd., (Cayman Islands), 0.00%, 01/17/2025	1,000	160
Venture XVIII CLO, Ltd., (Cayman Islands), 17.26%, 10/15/2029	250,000	148,415

Collateralized Loan Obligations(d)(g)(j) (continued)

	Principal Amount	Value(a)
Wellfleet CLO, Ltd. 2017-3, (Cayman Islands), 18.13%, 01/17/2031	$250,000	$196,244
Wellfleet CLO, Ltd. 2018-3, (Cayman Islands), 13.89%, 01/20/2032	2,400,000	2,181,602
		25,871,767
Total Collateralized Loan Obligations (Cost: $79,040,364)		79,019,557

Common Stocks 0.2%(d)(g)(l)

	Shares
Automotive 0.0%
GB Auto Service Holdings, LLC(h)	20,000	25,000
Banking, Finance, Insurance & Real Estate 0.0%
OMERS Bluejay Investment Holdings LP, Class A(h)	25	26,541
The Ultimus Group Aggregator, LP/Blocker, Class A	—	182
The Ultimus Group Aggregator, LP/Blocker, Class B	182	—
The Ultimus Group, LLC/Co., Class A	1	817
The Ultimus Group, LLC/Co., Class B	1,355	—
		27,540
Beverage, Food & Tobacco 0.0%
Italian Fine Foods Holdings LP(h)	25,000	31,930
Chemicals, Plastics & Rubber 0.0%
Plaskolite PPC Blocker, LLC(h)	10	1,000
Healthcare & Pharmaceuticals 0.1%
Acadia Healthcare Co, Inc.	2,148	68,779
Coherus Biosciences, Inc.,	1,970	31,362
Hanger, Inc.	1,875	37,256
SiroMed Equity Holdings, LLC(h)	929	14,747
Virence Intermediate Holding Corp., Class A	—	22,829
		174,973
High Tech Industries 0.0%
Frontline Technologies Group Holding, LLC, Class A(h)	25	31,217
Frontline Technologies Group Holding, LLC, Class B(h)	2,728	250

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Common Stocks(d)(g)(l) (continued)

	Shares	Value(a)
Insight PDI TA Holdings, Inc., Class A	25,000	$25,000
Rocket Parent, LLC, Class A(h)	50,000	52,863
		109,330
Services: Business 0.1%
Display Holding Co., Inc.	50	50,000
IRI Parent, LP, Class A-1(h)	250	25,000
SOS Co. Investment Vehicle LP	50,000	50,000
		125,000
Services: Consumer 0.0%
Centric Brands, Inc.(h)	3,125	25,000
Total Common Stocks (Cost: $530,166)		519,773

Preferred Stocks 0.0%(g)(h)

Banking, Finance, Insurance & Real Estate 0.0%
Blue Angel Holdco, LLC, Class A	243	50,979
Peachtree Parent, Inc., Series A	25	25,110
		76,089
Healthcare & Pharmaceuticals 0.0%
Virence Intermediate Holding Corp.	25	25,000
Services: Business 0.0%
IRI Holdings, Inc., Series A-1	25	26,125
Total Preferred Stocks (Cost: $125,473)		127,214

Private Asset-Backed Debt 0.4%(d)(f)(g)(h)

	Principal Amount	Value(a)
Banking, Finance, Insurance & Real Estate 0.4%
BFS Receivables I, LLC, 1st Lien Revolver, 1M LIBOR + 6.00%, 8.50%, 02/08/2022(m)	$500,000	394,857
BFS Receivables I, LLC, 1st Lien Revolver, 1M LIBOR + 6.00%, 8.50%, 02/09/2022	500,000	394,857
DFC Global Facility Borrower II, LLC, 1st Lien Revolver, 1M LIBOR + 10.75%, 13.25%, 09/27/2022	500,000	411,378
Finfitsp, LLC, 1st Lien Revolver, 1M LIBOR + 9.25%, 11.75%, 02/13/2022	500,000	184,855
Total Private Asset-Backed Debt (Cost: $1,374,415)		1,385,947

Real Estate Debt 1.8%(d)(g)(h)

	Principal Amount	Value(a)
Banking, Finance, Insurance & Real Estate 0.8%
285 Mezz, LLC, Mezzanine Construction Loan, 1M LIBOR + 14.00%, 16.47%, 02/23/2021(f)(i)	$2,227,901	$1,719,400
Hyatt House IMD, Mezzanine Construction Term Loan, 1M LIBOR + 12.25%, 14.72%, 11/25/2021(f)(i)	1,018,748	858,736
		2,578,136
Hotel, Gaming & Leisure 1.0%
Mandarin Oriental Honolulu, Mezzanine Land Term Loan, 14.00%, 10/01/2019(f)(i)	1,055,974	1,011,048
Wright by the Sea 1901, LLC, Term Loan, 8.00%, 04/05/2020	2,000,000	2,000,000
		3,011,048
Total Real Estate Debt (Cost: $5,531,817)		5,589,184

Warrants 0.0%(d)(g)(h)(l)

Healthcare & Pharmaceuticals 0.0%
Air Medical Buyer Corp.	122	1,436
High Tech Industries 0.0%
Visual Edge Technology, Inc., (Preferred)	5,176	10,352
Visual Edge Technology, Inc., (Common Stock)	4,540	49
		10,401
Transportation: Cargo 0.0%
Neovia Logistics Holdings, Ltd.	194,454	—
Total Warrants (Cost: $11,261)		11,837
Total Investments — 122.1% (Cost: $383,154,292)		$386,224,412
Liabilities in Excess of Other Assets — (22.1%)		(69,849,219)
Net Assets — 100.0%		$316,375,193

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Footnotes:

(a)  Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)  Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the "all-in" rate as of April 30, 2019.

(c)  Variable rate coupon rate shown as of April 30, 2019.

(d)  All of CION Ares Diversified Credit Fund (the "Fund") Senior Loans, Collateralized Loan Obligations, Common Stocks and Corporate Bonds issued as 144A, Private Asset Backed Debt, Real Estate Debt and Warrants, which as of April 30, 2019 represented 119.6% of the Fund's net assets or 88.8% of the Fund's total assets, are subject to legal restrictions on sales.

(e)  This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(f)  As of April 30, 2019, the Fund had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Financial Statements for further information on revolving and delayed draw loan commitments.

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
285 Mezz, LLC	$2,227,901	$1,719,401	$508,500
A.U.L. Corp.	1,000	—	1,000
AMCP Clean Acquisition Co., LLC	1,100	—	1,100
AQ Sunshine, Inc.	136,423	40,927	95,496
AQ Sunshine, Inc.	386,405	—	386,405
Atlas Intermediate III, LLC	226,621	37,770	188,851
Axiom Merger Sub, Inc.	230,769	—	230,769
Axiom Merger Sub, Inc.	1,153,846	—	1,153,846
Bambino CI, Inc.	1,000	275	725
BFS Receivables I, LLC	500,000	394,857	105,143
BFS Receivables I, LLC	500,000	394,857	105,143
Birch Permian, LLC	1,750,000	—	1,750,000
Blue Angel Buyer 1, LLC	321,199	—	321,199
Blue Angel Buyer 1, LLC	642,398	—	642,398
Cablecom Networking Holdings, Ltd.	571,885	371,725	200,160
Canopy Bidco, Ltd.	651,950	83,524	568,426
Capnor Connery Bidco APS	6,909,273	—	6,909,273
CB-SDG, Ltd.	413,936	—	413,936
Centric Brands, Inc.	1,333	980	353
Comprehensive EyeCare Partners, LLC	1,000	185	815
Comprehensive EyeCare Partners, LLC	422,113	240,604	181,509
DecoPac, Inc.	1,000	—	1,000
DFC Global Facility Borrower II, LLC	500,000	411,378	88,622
Discovery Life Sciences, LLC	1,111,111	—	1,111,111
Discovery Life Sciences, LLC	1,000	—	1,000
Doxim, Inc.	285,714	229,143	56,571

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
DRB Holdings, LLC	$1,000	$533	$467
Ferraro Fine Foods Corp.	1,000	67	933
Finfitsp, LLC	500,000	184,855	315,145
Flow Control Solutions, Inc.	372,825	—	372,825
Flow Control Solutions, Inc.	994,201	—	994,201
Foundation Risk Partners Corp.	3,000	673	2,327
Foundation Risk Partners Corp.	797,894	796,409	1,485
Frontline Technologies Intermediate Holdings, LLC	57,213	12,730	44,483
FWR Holding Corp.	1,000	250	750
FWR Holding Corp.	75,103	—	75,103
GB Auto Service, Inc.	111,111	—	111,111
GB Auto Service, Inc.	1,666,667	764,444	902,223
GlobalLogic Holdings, Inc.	39,526	—	39,526
GraphPAD Software, LLC	1,000	—	1,000
Hometown Food Co.	1,000	50	950
Hyatt House IMD	1,018,748	858,736	160,012
IMIA Holdings, Inc.	408,163	—	408,163
IntraPac International, LLC	415,407	67,504	347,903
Invoice Cloud, Inc.	255,319	—	255,319
Invoice Cloud, Inc.	1,191,489	—	1,191,489
Jim N Nicks Management, LLC	1,000	575	425
Labstat International, Inc.	747	—	747
Mandarin Oriental Honolulu	1,055,974	1,011,049	44,925
MB2 Dental Solutions, LLC	1,333	977	356
Movati Athletic Group, Inc.	188,707	35,532	153,175
NMC Skincare Intermediate Holdings II, LLC	333,333	58,333	275,000
NMC Skincare Intermediate Holdings II, LLC	666,667	138,333	528,334
Nuehealth Performance, LLC	1,000	—	1,000
Nuehealth Performance, LLC	737,459	—	737,459
NXTGenpay Intressenter Bidco AB	474,326	47,433	426,893
PDI TA Holdings, Inc.	205,023	—	205,023
PDI TA Holdings, Inc.	46,902	—	46,902
PDI TA Holdings, Inc.	19,730	—	19,730
PDI TA Holdings, Inc.	126,855	—	126,855
PDI TA Holdings, Inc.	62,792	—	62,792
Practice Insight, LLC	1,000	—	1,000
Premise Health Holding Corp.	1,000	83	917
Premise Health Holding Corp.	1,103	—	1,103
Radius Aerospace, Inc.	428,571	85,714	342,857
Raptor Technologies, LLC	1,000	—	1,000

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Unfunded Security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
Raptor Technologies, LLC	$1,034,138	$—	$1,034,138
Revint Intermediate II, LLC	1,000	870	130
Revint Intermediate II, LLC	2,088,261	1,383,796	704,465
RSK Group, Ltd.	653,397	321,555	331,842
Saldon Holdings, Inc.	380,952	—	380,952
SCM Insurance Services, Inc.	747	710	37
SCSG EA Acquisition Co., Inc.	1,000	—	1,000
SecurAmerica, LLC	1,000	736	264
SecurAmerica, LLC	620,812	138,873	481,939
SecurAmerica, LLC	133,713	112,020	21,693
SecurAmerica, LLC	573,057	—	573,057
SFE Intermediate Holdco, LLC	2,000	—	2,000
Sigma Electric Manufacturing Corp.	1,000	317	683
SiroMed Physician Services, Inc.	1,000	400	600
SOS Security Holdings, LLC	179,104	—	179,104
SOS Security Holdings, LLC	335,821	—	335,821
SOS Security Holdings, LLC	335,821	—	335,821
SpareFoot, LLC	1,000	240	760
Spectra Finance, LLC	1,000	200	800
Sunshine Sub, LLC	144,269	—	144,269
Teligent, Inc.	646,284	435,863	210,421
Teligent, Inc.	315,632	—	315,632
TransIP Group B.V.	1,122,151	1,105,192	16,959
TU Bidco, Inc.	1,000	—	1,000
TU Bidco, Inc.	299,850	—	299,850
TWH Infrastructure Industries, Inc.	463,581	78,809	384,772
Ultimus Group Midco, LLC (The)	396,226	—	396,226
United Digestive MSO Parent, LLC	511,364	—	511,364
United Digestive MSO Parent, LLC	1,022,727	—	1,022,727
Visual Edge Technology, Inc.	2,041,655	1,963,655	78,000
VLS Recovery Services, LLC	1,000	350	650
VLS Recovery Services, LLC	90,254	7,822	82,432
VVC Holding Corp.	232,108	—	232,108
Worldwide Facilities, LLC	50,000	15,000	35,000
Worldwide Facilities, LLC	381,637	214,313	167,324
Total	$45,279,726	$13,770,627	$31,509,099

(g)  Investments whose values were determined using significant unobservable inputs (Level 3) (See Note 3 of the Notes to Financial Statements).

(h)  Security valued at fair value using methods determined in good faith by or under the direction of the board of trustees.

(i)  Payment-In-Kind security ("PIK"), which may pay interest/dividends in additional par/shares.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

(j)  Collateralized Loan Obligations are all issued as 144A securities.

(k)  When-Issued or delayed delivery security based on typical market settlement convention for such security.

(l)  Non-income producing security as of April 30, 2019.

(m)  The Fund sold a participating interest of $500,000 of aggregate principal amount of the portfolio company's first lien revolver. As the transaction did not qualify as a "true sale" in accordance with U.S. generally accepted accounting principles, the Fund recorded a corresponding $394,857 secured borrowing included in "accrued expenses and other payables" in the accompanying statement of assets and liabilities.

(n)  These assets are held at CADEX Credit Financing, LLC, a wholly owned special purpose financing vehicle, and are pledged as collateral for a secured revolving credit facility (see "Note 1 — Organization").

  As of April 30, 2019, the aggregate cost of securities for Federal income tax purposes was $383,161,480.
Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$5,613,209
Gross unrealized depreciation	(2,550,277)
Net unrealized appreciation	$3,062,932

Foreign Currency Forward Contracts

On April 30, 2019, CION Ares Diversified Credit Fund had entered into foreign currency forward contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Description	Notional Amount to be Purchased	Notional Amount to be Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Foreign currency forward contract	$(248,995)		£(246,294)	Goldman Sachs	May 1, 2019	$2,701	$—
Foreign currency forward contract	£246,312		$246,294	Goldman Sachs	May 1, 2019	—	(18)
Foreign currency forward contract	$(1,135,082)		€(1,105,192)	Goldman Sachs	May 2, 2019	29,890	—
Foreign currency forward contract	$(575,600)		€(561,223)	Goldman Sachs	May 6, 2019	14,377	—
Foreign currency forward contract	$(380,232)	NOK	(374,530)	Goldman Sachs	May 10, 2019	5,702	—
Foreign currency forward contract	$(384,184)	DKK	(376,046)	Goldman Sachs	May 10, 2019	8,138	—
Foreign currency forward contract	$(1,825,600)		€(1,796,545)	Goldman Sachs	May 10, 2019	29,055	—
Foreign currency forward contract	$(1,087,607)	SEK	(1,055,273)	Goldman Sachs	May 17, 2019	32,334	—
Foreign currency forward contract	$(188,323)	CAD	(186,021)	Goldman Sachs	May 17, 2019	2,302	—
Foreign currency forward contract	$(1,137,500)		€(1,123,516)	Goldman Sachs	May 17, 2019	13,984	—
Foreign currency forward contract	$(69,252)		£(68,963)	Goldman Sachs	May 24, 2019	289	—
Foreign currency forward contract	$(2,661,600)		£(2,611,409)	Goldman Sachs	May 28, 2019	50,191	—
Foreign currency forward contract	$(2,237,179)		€(2,255,364)	Goldman Sachs	May 31, 2019	—	(18,185)
Foreign currency forward contract	$(2,296,000)		€(2,250,517)	Goldman Sachs	June 4, 2019	45,483	—
Foreign currency forward contract	$(1,144,186)		€(1,122,446)	Goldman Sachs	June 4, 2019	21,740	—
Foreign currency forward contract	$(1,140,900)		€(1,125,259)	Goldman Sachs	June 4, 2019	15,641	—
Foreign currency forward contract	$(2,838,951)		£(2,805,634)	Goldman Sachs	June 4, 2019	33,317	—
Foreign currency forward contract	$(69,221)		£(68,575)	Goldman Sachs	June 4, 2019	646	—
Foreign currency forward contract	$(2,675,206)		£(2,622,814)	Goldman Sachs	June 18, 2019	52,392	—
Foreign currency forward contract	$(1,368,439)	CAD	(1,364,687)	Goldman Sachs	June 21, 2019	3,752	—
Foreign currency forward contract	$(79,371)	DKK	(78,670)	Goldman Sachs	June 24, 2019	701	—
Foreign currency forward contract	$(639,843)		£(630,905)	Goldman Sachs	June 24, 2019	8,938	—
Foreign currency forward contract	$(648,961)	SEK	(629,904)	Goldman Sachs	June 26, 2019	19,057	—
Foreign currency forward contract	$(3,185,520)		£(3,138,846)	Goldman Sachs	June 28, 2019	46,674	—
Foreign currency forward contract	$(3,538,890)		£(3,531,201)	Goldman Sachs	June 28, 2019	7,689	—
Foreign currency forward contract	$(86,874)		£(86,073)	Goldman Sachs	July 5, 2019	801	—
Foreign currency forward contract	$(218,865)	CAD	(218,458)	Goldman Sachs	July 5, 2019	407	—

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Schedule of Investments (continued)

April 30, 2019 (Unaudited)

Description	Notional Amount to be Purchased	Notional Amount to be Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Foreign currency forward contract	$(772,847)		€(770,096)	Goldman Sachs	July 10, 2019	$2,751	$—
Foreign currency forward contract	$(117,148)		£(116,627)	Goldman Sachs	July 15, 2019	521	—
Foreign currency forward contract	$(7,413,965)	DKK	(7,426,934)	Goldman Sachs	July 25, 2019	—	(12,969)
Foreign currency forward contract	$(812,500)		£(818,534)	Goldman Sachs	July 26, 2019	—	(6,034)
Foreign currency forward contract	$(247,352)		£(247,441)	Goldman Sachs	July 31, 2019	—	(89)
Total						$449,473	$(37,295)

The following is a summary of fair values of investments in forward foreign currency contracts disclosed in the Fund's Statement of Assets and Liabilities, as of April 30, 2019:

Total Value of Forward Foreign Currency Exchange Contracts as of April 30, 2019
Assets	Liabilities
$449,473	$37,295

The following is a summary of the Fund's realized gain and/or (loss) and change in net unrealized gain and/or (loss) on derivative investments recognized in the Fund's Statement of Operations categorized by primary risk exposure as of April 30, 2019:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations				Change in Unrealized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
	Credit Contracts	Equity Contracts	Foreign Currency Contracts			Foreign Currency Contracts
Forward Foreign Currency Contracts	$—	$—	$126,115	$126,115	Forward Foreign Currency Contracts	$110,774
Purchased options	—	8,687	—	8,687
Written options	—	(3,807)	—	(3,807)
Swaps	21,240	—	—	21,240

The average notional amounts of derivative contracts outstanding as of April 30, 2019 which are indicative of the volume of these derivative types were as follows:

Forward Foreign Currency Contracts	Notional
Purchased	$5,743,692
Sold	10,215,367

Abbreviations:

144A  Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€  Euro Currency

£  British Pounds

$  U.S. Dollars

CAD  Canadian Dollars

DKK  Danish Krone

GBP  British Pounds

NOK  Norwegian Krone

SEK  Swedish Krona

USD  U.S. Dollars

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Statement of Assets and Liabilities

April 30, 2019 (Unaudited)

Assets:
Investments in unaffiliated issuers, at value (cost $383,154,292)	$386,224,412
Cash	5,951,429
Cash denominated in foreign currency, at value (cost $7,066,850)	7,092,505
Restricted cash — forward foreign currency contract collateral	1,610,000
Receivable for securities sold	19,568,480
Forward foreign currency contracts	449,473
Receivable for fund shares issued	2,061,208
Interest and principal receivable	2,255,263
Deferred debt issuance cost	823,923
Other assets	79,758
Total assets	426,116,451
Liabilities:
Line of credit outstanding	69,000,000
Payable for securities purchased	37,303,963
Forward foreign currency contracts	37,295
Payable for distributions to shareholders	834,729
Payable for investment advisory fees	687,626
Payable for administration and transfer agent fees	110,413
Payable for commitment fee	97,956
Payable for distribution and shareholder service fees	97,111
Payable for interest expense	58,122
Accrued expenses and other payables	1,514,043
Total liabilities	109,741,258
Commitments and contingencies (Note 2)	—
Net assets	$316,375,193
Net assets consist of:
Paid-in capital	$311,787,076
Distributable earnings accumulated gain	4,588,117
Net assets	$316,375,193

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Statement of Assets and Liabilities (continued)

April 30, 2019 (Unaudited)

Common shares:
Class A:
Net Assets	$52,094,816
Shares Outstanding ($.001 par value; unlimited shares authorized)	2,009,995
Net Asset Value Per Share	$25.92
Maximum Offering Price Per Share	$27.50
Class C:
Net Assets	$47,653,246
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,838,657
Net Asset Value Per Share	$25.92
Class I:
Net Assets	$208,333,327
Shares Outstanding ($.001 par value; unlimited shares authorized)	8,038,290
Net Asset Value Per Share	$25.92
Class L:
Net Assets	$4,039,632
Shares Outstanding ($.001 par value; unlimited shares authorized)	155,866
Net Asset Value Per Share	$25.92
Maximum Offering Price Per Share	$27.07
Class W:
Net Assets	$4,254,172
Shares Outstanding ($.001 par value; unlimited shares authorized)	164,158
Net Asset Value Per Share	$25.92
Maximum Offering Price Per Share	$26.72

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Statement of Operations

For the six months ended April 30, 2019 (Unaudited)

Investment income:
Interest	$10,454,581
Dividend	3,295
Total income	10,457,876
Expenses:
Investment advisory fees (Note 6)	1,683,003
Interest expense (Note 5)	419,829
Administrative services of the adviser (Note 6)	495,890
Legal fees	204,377
Marketing expense	117,515
Administration, custodian and transfer agent fees (Note 6)	326,781
Insurance expense	47,572
Amortization of debt issuance cost (Note 5)	91,217
Audit fees	99,178
Due diligence fees	106,481
Trustee fees	129,016
Commitment fee expense (Note 5)	95,804
Class A shareholder service expense	58,193
Class C shareholder service expense	49,238
Class L shareholder service expense	3,376
Class C distribution fees	147,715
Class L distribution fees	3,376
Class W distribution fees(a)	2,710
Other expenses	252,019
Total expenses	4,333,290
Tax expense	14,876
Expense support payments by the adviser (Note 6)	(564,420)
Net expenses	3,783,746
Net investment income	6,674,130
Net realized and unrealized gain/(loss) on investments and foreign currency
Net realized loss on investments	(257,156)
Net realized gain on foreign currency	12,432
Net realized gain on forward foreign currency contracts	126,115
Net realized gain on purchased options	8,687
Net realized loss on written options	(3,807)
Net realized gain on swaps	21,240
Net unrealized gain on investments	2,591,566
Net unrealized gain on foreign currency	32,866
Net unrealized gain on forward foreign currency contracts	110,774
Net realized and unrealized gain on investments and foreign currency	2,642,717
Total increase in net assets resulting from operations	$9,316,847

(a) Period from December 21, 2018, date operations commenced, through April 30, 2019.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Statements of Changes in Net Assets

	Six Months Ended April 30, 2019 (Unaudited)	Year Ended October 31, 2018
Increase in net assets from operations:
Net investment income	$6,674,130	$4,678,785
Net realized gain/(loss) on investments and foreign currency	(92,489)	459,834
Net unrealized gain on investments and foreign currency	2,735,206	867,139
Net increase from operations	9,316,847	6,005,758
Distributions to shareholders from (Note 2):
Distributable earnings — Class A	(1,272,194)	(1,247,228)
Distributable earnings — Class C	(1,077,604)	(839,690)
Distributable earnings — Class I	(4,201,983)	(2,184,203)
Distributable earnings — Class L	(73,945)	(33,178)
Distributable earnings — Class W	(29,976)	—
Total distributions	(6,655,702)	(4,304,299)
Increase in net assets from operations and distributions	2,661,145	1,701,459
Share transactions (Note 4):
Class A:
Proceeds of shares issued	18,090,419	28,105,121
Value of distributions reinvested	500,547	530,167
Cost of shares redeemed	(4,902,528)	(4,082,562)
Net increase from share transactions	13,688,438	24,552,726
Class C:
Proceeds of shares issued	17,590,625	25,454,965
Value of distributions reinvested	542,591	425,452
Cost of shares redeemed	(736,359)	(250,535)
Net increase from share transactions	17,396,857	25,629,882
Class I:
Proceeds of shares issued	100,944,134	105,412,482
Value of distributions reinvested	1,380,581	586,372
Cost of shares redeemed	(7,395,708)	(1,191,501)
Net increase from share transactions	94,929,007	104,807,353
Class L:(a)
Proceeds of shares issued	2,131,373	1,902,441
Value of distributions reinvested	42,458	18,826
Cost of shares redeemed	(101,321)	(485)
Net increase from share transactions	2,072,510	1,920,782
Class W:(b)
Proceeds of shares issued	4,182,796	—
Value of distributions reinvested	22,534	—
Cost of shares redeemed	(305)	—
Net increase from share transactions	4,205,025	—
Total increase in net assets	134,952,982	158,612,202
Net Assets, beginning of period	181,422,211	22,810,009
Net Assets, end of period	$316,375,193	$181,422,211

(a) Period from November 2, 2017, date operations commenced, through October 31, 2018.

(b) Period from December 21, 2018, date operations commenced, through April 30, 2019.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Statement of Cash Flows

For the six months ended April 30, 2019 (Unaudited)

Operating activities:
Net increase in net assets resulting from operations	$9,316,847
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(283,766,954)
Proceeds from the sale of investments	92,886,640
Proceeds from purchased options	8,687
Payments on written options	(3,807)
Amortization and accretion of discounts and premiums, net	(292,562)
Net realized loss on investments	257,156
Net realized gain on purchased options	(8,687)
Net realized loss on written options	3,807
Net unrealized gain on investments	(2,591,566)
Amortization of debt issuance cost	91,217
Payment-in-kind interest	(266,384)
Changes in operating assets and liabilities:
Restricted cash — forward foreign currency contract collateral	(810,000)
Receivable for expense support from the Advisor	902,558
Receivable for securities sold	(18,221,863)
Forward foreign currency contracts	(147,251)
Interest and principal receivable	(1,216,560)
Other assets	(57,409)
Payable for securities purchased	14,113,934
Forward foreign currency contracts	36,477
Payable for investment advisory fees	475,005
Payable for interest expense	58,122
Payable for administration and transfer agent fees	110,413
Payable for distribution and shareholder service fees	51,219
Payable for commitment fees	97,956
Accrued expenses and other payables	634,750
Net cash used in operating activities	(188,338,255)
Financing activities:
Borrowings on line of credit	94,500,000
Paydowns on line of credit	(25,500,000)
Deferred debt issuance costs	(813,967)
Proceeds of shares issued	144,494,413
Cost of shares redeemed	(13,136,221)
Distributions paid to common shareholders	(3,811,843)
Net cash used in financing activities	195,732,382
Net increase in cash	7,394,127
Cash:
Beginning of period	5,649,807
End of period	$13,043,934

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Financial Highlights

	Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Period from January 26, 2017 (commencement of operations) to October 31, 2017
Class A
Per share data:
Net asset value, beginning of period	$25.80		$25.25	$25.00
Income from investment operations:
Net investment income(a)	0.69		1.52	0.86
Net realized and unrealized gains	0.12		0.42	0.44
Total income from investment operations	0.81		1.94	1.30
Less distributions declared to shareholders:
From net investment income	(0.69)		(1.39)	(0.86)
From net realized gains on investments	—		—	(0.12)
From net unrealized gain on investments and foreign currency	—		—	(0.07)
Total distributions	(0.69)		(1.39)	(1.05)
Net asset value, end of period	$25.92		$25.80	$25.25
Total return, excluding expense support(b)	1.19	%(c)	(2.44)%	(37.12	)%(c)
Total return, including expense support(d)	3.06	%(c)	7.91%	5.32	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$52,097,404		$37,915,185	$12,864,545
Expenses, excluding expense support(e)	3.58	%(f)	5.98%	58.85	%(f)
Expenses, including expense support(e)	3.06	%(f)	0.34%	0.00	%(f)
Net investment income(e)	5.46	%(f)	5.91%	4.48	%(f)
Portfolio turnover rate	33.41	%(c)	28.36%	164.09	%(c)

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Financial Highlights (continued)

	Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Class C
Per share data:
Net asset value, beginning of period	$25.80		$25.25	$24.95
Income from investment operations:
Net investment income(a)	0.69		1.52	0.39
Net realized and unrealized gains	0.12		0.42	0.33
Total income from investment operations	0.81		1.94	0.72
Less distributions declared to shareholders:
From net investment income	(0.69)		(1.39)	(0.39)
From net realized gains on investments	—		—	(0.02)
From net unrealized gain on investments and foreign currency	—		—	(0.01)
Total distributions	(0.69)		(1.39)	(0.42)
Net asset value, end of period	$25.92		$25.80	$25.25
Total return, excluding expense support(b)	0.83	%(c)	(3.19)%	(3.56	)%(c)
Total return, including expense support(d)	3.06	%(c)	7.91%	2.95	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$47,655,615		$29,868,425	$3,897,826
Expenses, excluding expense support(e)	4.33	%(f)	6.73%	22.59	%(f)
Expenses, including expense support(e)	3.08	%(f)	0.34%	0.00	%(f)
Net investment income(e)	5.46	%(f)	5.91%	5.17	%(f)
Portfolio turnover rate	33.41	%(c)	28.36%	164.09	%(c)

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Financial Highlights (continued)

	Six Months Ended April 30, 2019 (Unaudited)		For the Year Ended October 31, 2018	For the Period from July 12, 2017 (commencement of operations) to October 31, 2017
Class I
Per share data:
Net asset value, beginning of period	$25.80		$25.25	$24.95
Income from investment operations:
Net investment income(a)	0.69		1.52	0.40
Net realized and unrealized gains	0.12		0.42	0.32
Total income from investment operations	0.81		1.94	0.72
Less distributions declared to shareholders:
From net investment income	(0.69)		(1.39)	(0.40)
From net realized gains on investments	—		—	(0.01)
From net unrealized gain on investments and foreign currency	—		—	(0.01)
Total distributions	(0.69)		(1.39)	(0.42)
Net asset value, end of period	$25.92		$25.80	$25.25
Total return, excluding expense support(b)	1.32	%(c)	(2.19)%	(2.49	)%(c)
Total return, including expense support(d)	3.06	%(c)	7.91%	2.95	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$208,343,693		$111,705,126	$6,047,638
Expenses, excluding expense support(e)	3.35	%(f)	5.73%	18.62	%(f)
Expenses, including expense support(e)	3.11	%(f)	0.34%	0.00	%(f)
Net investment income(e)	5.46	%(f)	5.91%	5.19	%(f)
Portfolio turnover rate	33.41	%(c)	28.36%	164.09	%(c)

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Financial Highlights (continued)

	Six Months Ended April 30, 2019 (Unaudited)		For the Period from November 2, 2017 (commencement of operations) to October 31, 2018
Class L
Per share data:
Net asset value, beginning of period	$25.80		$25.23
Income from investment operations:
Net investment income(a)	0.69		1.52
Net realized and unrealized gains	0.12		0.43
Total income from investment operations	0.81		1.95
Less distributions declared to shareholders:
From net investment income	(0.69)		(1.38)
Total distributions	(0.69)		(1.38)
Net asset value, end of period	$25.92		$25.80
Total return, excluding expense support(b)	1.07	%(c)	(2.69)%
Total return, including expense support(d)	3.06	%(c)	7.96%
Ratios to average net assets/supplemental data:
Net assets, end of period	$4,039,833		$1,933,475
Expenses, excluding expense support(e)(f)	3.86%		6.23%
Expenses, including expense support(e)(f)	3.14%		0.34%
Net investment income(e)(f)	5.46%		5.91%
Portfolio turnover rate(c)	33.41%		28.36%

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Consolidated Financial Highlights (continued)

	For the Period from December 21, 2018 (commencement of operations) to April 30, 2019 (Unaudited)
Class W
Per share data:
Net asset value, beginning of period	$25.03
Income from investment operations:
Net investment income(a)	0.52
Net realized and unrealized gains	0.87
Total income from investment operations	1.39
Less distributions declared to shareholders:
From net investment income	(0.50)
Total distributions	(0.50)
Net asset value, end of period	$25.92
Total return, excluding expense support(b)	3.75	%(c)
Total return, including expense support(d)	5.19	%(c)
Ratios to average net assets/supplemental data:
Net assets, end of period	$4,254,383
Expenses, excluding expense support(e)(f)	4.07%
Expenses, including expense support(e)(f)	4.07%
Net investment income(e)(f)	5.62%
Portfolio turnover rate(c)	33.41%

(a)  Per share net investment income has been calculated using the average shares outstanding during the period.

(b)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return excludes expense support provided by the adviser.

(c)  Not annualized.

(d)  Based on net asset value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Total Return is not annualized for periods less than one year. Total return includes expense support provided by the adviser.

(e)  Includes organizational and offering costs.

(f)  Annualized.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements

April 30, 2019 (Unaudited)

(1) Organization

CION Ares Diversified Credit Fund (the "Fund"') is a diversified, closed-end management investment company that is registered under the Investment Company Act of 1940. The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on June 21, 2016. CION Ares Management, LLC (the "Adviser") serves as the investment Adviser to the Fund and was registered as an investment adviser with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940 (the "Advisers Act") on January 4, 2017. The Adviser is a joint venture between affiliates of Ares Management Corporation ("Ares") and CION Investment Group, LLC ("CION") and is controlled by Ares. The Adviser oversees the management of the Fund's activities and is responsible for making investment decisions for the Fund's portfolio.

On August 2, 2018 the Fund formed a wholly owned special purpose financing vehicle, CADEX Credit Financing, LLC a Delaware limited liability company.

Investment Objective and Policies

The Fund's investment objective is to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their fair value. See Note 3 for more information on the Fund's valuation process.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums.

The Fund may have investments that contain PIK provisions. The PIK interest, computed at the contractual rate specified, may be added to the principal balance and adjusted cost of the investments or paid out in cash and recorded as interest income. The PIK interest for the six months ended April 30, 2019 was $266,384 recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest, the accretion of discounts, and amortization of premiums.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with original maturities of 90 days or less to be cash equivalents. The Fund's cash and cash equivalents are maintained with a major United States financial institution, which is a member of the Federal Deposit Insurance Corporation. While the Fund's current cash balance, including restricted cash, exceeds insurance limits, the risk of loss is remote and there are no cash equivalents.

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Fund looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value as determined in good faith by the Adviser in accordance with the Fund's valuation policy (the "Valuation Policy"). The Valuation Policy is reviewed and approved at least annually by the Fund's board of trustees (the "Board"). The Adviser has been authorized by the Board to utilize independent third-party pricing and valuation services to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) in accordance with the Valuation Policy and a consistently applied valuation process.

As part of the valuation process for investments that do not have readily available market prices, the Adviser may take into account the following types of factors, if relevant, in

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

determining the fair value of the Fund's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Adviser considers the pricing indicated by the external event to corroborate its valuation.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund's investments may fluctuate from period to period. Additionally, the fair value of the Fund's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, the Fund could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

See Note 3 for more information on the Fund's valuation process.

Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Foreign Currency Transactions and Forward Foreign Currency Contracts

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain (loss) on investments in the Consolidated Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

Distributions to Shareholders

The Fund records distributions from net investment income daily. These distributions may be reinvested or paid monthly to shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its taxable income. The Fund intends to pay any capital gain distributions at least annually.

The Fund may make distributions, without limitation, from offering proceeds or borrowings, which may constitute a return of capital, as well as net investment income from operations, capital and non-capital gains from the sale of assets, and dividends or distributions from equity investments. Furthermore, a portion of the Fund's distributions during the six months ended April 30, 2019 was derived from expense support payments made by the Adviser, which are subject to repayment by the Fund within three years. The purpose of such expense support payments is to ensure that the Fund bears an appropriate level of expenses. As such, the Fund's distributions may not be entirely based on investment performance and can only be sustained if positive investment performance is achieved in future periods and/or the Adviser continues to make such expense support payments. Any future repayments of expenses by the Fund will reduce cash otherwise potentially available for distributions. There can be no assurance that such performance will be achieved in order to sustain the current level of the Fund's distributions. After the expiration of the initial term of the Expense Support and Conditional Reimbursement Agreement (the "Agreement") on February, 29, 2020, the Adviser has no obligation to make expense support payments in future periods. If the Adviser did not make any expense support payments or related capital contribution during such period, all or a portion of the Fund's distributions would have been a return of capital which would reduce the available capital for investment. The sources of the Fund's distributions may vary periodically. Please refer to the Financial Highlights table for the sources of distributions.

Commitments and Contingencies

In the normal course of business, the Fund's investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund's custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the consolidated financial statements and reflected as an adjustment to the fair value of the related security in the Consolidated Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of April 30, 2019, the value of loans disclosed in the Schedule of Investments does not include unfunded commitments, which total $31,509,103.

Income Taxes

The Fund intends to distribute all or substantially all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to Regulated Investment Companies. Accordingly, no provision for U.S. federal income taxes is required.

The Fund may elect to incur an excise tax if it is deemed prudent by its board of trustees from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. For the six months ended April 30, 2019, the Fund accrued U.S. federal excise tax of $14,876.

As of April 30, 2019, which is the end of the Fund's taxable year, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

Deferred Debt Issuance Costs

Debt issuance costs are amortized over the life of the related debt instrument using the straight line method.

Recently Issued Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount, which continue to be amortized to maturity. The ASU is effective for fiscal years and for interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. The Fund is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. Management is currently evaluating the impact, if any, of applying this provision.

SEC Disclosure Update and Simplification

In October 2018, the SEC adopted amendments to certain disclosure requirements that had become "redundant, duplicative, overlapping, outdated or superseded, in light of the other SEC disclosure requirements, GAAP or changes in the information environment." The compliance date for the amendments to Regulation S-X is November 5, 2018 (for reporting period end dates of September 30, 2018 or after). The effect of the adoption of the simplification rules on financial statements was limited to additional disclosures.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures ("ASC 820") under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines "fair value" as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•  Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with the Fund's valuation policy, it evaluates the source of inputs, including any markets in which the Fund's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund's valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund's portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The assets and liabilities classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

The assets and liabilities classified as Level 3 (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The Fund may also use industry specific valuation analyses to determine enterprise value, such as capitalization rate analysis used in the real estate industry. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Private asset-backed securities classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the forecasted cash flows of the security. The forecasted cash flows take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, and the characteristics and condition of the underlying collateral. For equity securities, the projected cash flows are present valued using a market discount rate to determine the fair value. For debt securities, the analysis is used to determine if the borrower has the ability to repay its obligations. If it is determined that the borrower does have the ability to repay its obligations, the second valuation technique that is utilized is a yield analysis. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the borrower and the specific investment. As the debt investments are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as inputs in determining the appropriate market yield, as applicable.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

The following is a summary of the inputs used as of April 30, 2019, in valuing the Fund's investments carried at fair value:

	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	105,359,047	151,289,861	256,648,908
Corporate Bonds	—	41,538,223	1,383,769	42,921,992
Collateralized Loan Obligations	—	—	79,019,557	79,019,557
Common Stocks	137,398	—	382,375	519,773
Preferred Stocks	—	—	127,214	127,214
Private Asset-Backed Debt	—	—	1,385,947	1,385,947
Real Estate Debt	—	—	5,589,184	5,589,184
	Level 1 — Quoted Prices ($)	Level 2 — Other Significant Observable Inputs ($)	Level 3 — Significant Unobservable Inputs ($)	Total ($)
Warrants	—	—	11,837	11,837
Total Investments	137,398	146,897,270	239,189,744	386,224,412
Derivatives asset:
Forward Foreign Currency Contracts	—	449,473	—	449,473
Liabilities:
Secured Borrowings	—	—	(394,857)	(394,857)
Derivatives Liabilities:
Forward Foreign Currency Contracts	—	(37,295)	—	(37,295)

The following is a reconciliation of the Fund's investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the six months ended April 30, 2019:

	Senior Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations ($)	Common Stocks ($)	Preferred Stocks ($)	Private Asset Backed Debt ($)	Real Estate Debt ($)	Warrants ($)	Total ($)
Balance as of October 31, 2018	73,149,376	—	39,111,151	150,973	—	1,185,732	4,001,742	12,462	117,611,436
Purchases (a)	159,193,754	1,365,000	47,874,193	227,939	125,473	200,215	1,747,455	—	210,734,029
Sales (b)	(81,565,939)	—	(8,616,696)	—	—	—	(160,012)	—	(90,342,647)
Net Realized and Unrealized Gains	1,129,768	18,769	(539,375)	3,463	1,741	(1,955)	(3,024)	(625)	608,762
Accrued Discounts/ (premiums)	175,186	—	11,253	—	—	1,955	3,023	—	191,417
Transfers in to Level 3	2,451,539	—	1,179,031	—	—	—	—	—	3,630,570
Transfers out of Level 3	(3,243,823)	—	—	—	—	—	—	—	(3,243,823)
Balance as of April 30, 2019	151,289,861	1,383,769	79,019,557	382,375	127,214	1,385,947	5,589,184	11,837	239,189,744
Net Change in Unrealized appreciation/(depreciation) from investments held at April 30, 2019	1,009,500	18,769	(394,367)	3,463	1,741	(1,913)	(3,023)	(625)	633,545

(a) Purchases include PIK interest and securities received from restructure.

(b) Sales include principal redemptions.

Investments were transferred into and out of Level 3 and into and out of Level 2 during the six months ended April 30, 2019 due to changes in the quantity and quality of information obtained to support the fair value of each investment as assessed by the Adviser.

There were no transfers between Level 1 and 2 during the period. It is the Fund's policy to recognize transfers into and out of all levels at the end of the reporting period.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of April 30, 2019.

	Fair Value ($)	Valuation Technique	Unobservable Inputs	Range
Assets Investments in securities
Senior Loans	3,951,733	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Senior Loans	146,249,876	Yield Analysis	Market Yield	5.50% - 15.02%
Senior Loans	1,088,252	Recent Transaction	Recent Transaction Price	$95.54
Corporate Bonds	1,383,769	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Collateralized Loan Obligations	9,660,975	Recent Transaction	Recent Transaction Price	$81 - $100
Collateralized Loan Obligations	69,358,422	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Collateralized Loan Obligation	160	Liquidation Value	Estimated Liquidation Value	$160
Common Stocks	382,375	EV Market Multiple Analysis	EBITDA Multiple	7.20x - 22.94x
Preferred Stocks	127,214	EV Market Multiple Analysis	EBITDA Multiple	8.73x - 22.94x
Private Asset-Backed Debt	596,233	Income (Other)	Constant Default Rate (CDR)	18.22 - 47.30%
Private Asset-Backed Debt	789,714	Income (Other)	Cumulative Collection Rate	122.0x
Real Estate Debt	5,589,184	Yield Analysis	Market Yield	6.95 - 16.47%
Warrants	11,837	EV Market Multiple Analysis	EBITDA Multiple	7.50x - 8.50x
Total Level 3 Investments	239,189,744

Changes in market yields or discount rates, each in isolation, may change the fair value of certain of the investments. Generally, an increase in market yields or discount rates may result in a decrease in the fair value of certain of the investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the values currently assigned.

(4) Common Stock

The Fund pursuant to an exemptive order granted by the SEC on July 11, 2017, offers multiple classes of shares. On July 11, 2017, the Fund's registration statement offering Class A, Class C and Class I shares became effective. On November 2, 2017, the Fund's registration statement offering Class L shares became effective. On November 30, 2018, the Fund's registration statement offering Class U and Class W became effective. The maximum sales load imposed on purchases, maximum contingent deferred sales charges, shareholder servicing and/or distribution fees charged will vary depending on each share class.

Common share transactions were as follows:

Class A	For the Six Months Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount ($)	Shares	Amount ($)
Common shares outstanding — beginning of period	1,469,586	37,359,676	509,552	12,806,950
Common shares issued	711,930	18,089,707	1,098,766	28,105,121
Reinvestment of distributions	19,599	500,527	20,721	530,167
Common shares redeemed	(191,120)	(4,902,528)	(159,453)	(4,082,562)
Common shares outstanding — end of period	2,009,995	51,047,382	1,469,586	37,359,676

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

Class C	For the Six Months Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount ($)	Shares	Amount ($)
Common shares outstanding — beginning of period	1,157,690	29,517,779	154,356	3,887,897
Common shares issued	688,457	17,589,937	996,509	25,454,965
Reinvestment of distributions	21,241	542,570	16,613	425,452
Common shares redeemed	(28,731)	(736,359)	(9,788)	(250,535)
Common shares outstanding — end of period	1,838,657	46,913,927	1,157,690	29,517,779
Class I	For the Six Months Ended April 30, 2019		For the Year Ended October 31, 2018
	Shares	Amount ($)	Shares	Amount ($)
Common shares outstanding — beginning of period	4,329,674	110,833,302	239,494	6,025,949
Common shares issued	3,943,735	100,940,191	4,113,652	105,412,482
Reinvestment of distributions	54,006	1,380,527	22,847	586,372
Common shares redeemed	(289,125)	(7,395,708)	(46,319)	(1,191,501)
Common shares outstanding — end of period	8,038,290	205,758,312	4,329,674	110,833,302
Class L	For the Six Months Ended April 30, 2019		For the Period from November 2, 2017 (commencement of operations) to October 31, 2018
	Shares	Amount ($)	Shares	Amount ($)
Common shares outstanding — beginning of period	74,939	1,920,782	—	—
Common shares issued	83,208	2,131,290	74,225	1,902,441
Reinvestment of distributions	1,660	42,456	733	18,826
Common shares redeemed	(3,941)	(101,321)	(19)	(485)
Common shares outstanding — end of period	155,866	3,993,207	74,939	1,920,782
Class W	For the Period from December 21, 2018 (commencement of operations) to April 30, 2019
	Shares	Amount ($)
Common shares outstanding — beginning of period	—	—
Common shares issued	163,297	4,182,796
Reinvestment of distributions	873	22,534
Common shares redeemed	(12)	(305)
Common shares outstanding — end of period	164,158	4,205,025

Share Repurchase Program

Beginning in the second quarter of 2017, the Fund began offering and currently intends to continue offering, the quarterly repurchase of shares in such amount as may be determined by the Fund's board of trustees in accordance with the Fund's fundamental policy to conduct repurchase offers for between 5%-25% of its outstanding shares each quarter.

The following table summarizes the share repurchases completed during the six months ended April 30, 2019:

Three Months Ended	Repurchase Date	Shares Repurchased	Percentage of Shares Tendered that were Repurchased	Repurchase Price Per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer — Shares
January 31, 2019	January 18, 2019	172,836	100%	$25.36	$4,383,116	465,642
April 30, 2019	April 18, 2019	309,256	100%	25.77	7,969,527	605,614
Total		482,092			$12,352,643

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

(5) Credit Facility

As of April 30, 2019, the Fund was party to a senior secured revolving credit facility with the Bank of Nova Scotia ("Scotiabank"). On January 3, 2019, the Fund amended its credit agreement with Scotiabank to increase its line of credit from $10 million to $30 million to the Fund (the "Credit Facility") secured by certain assets of the Fund. Loans under the Credit Facility generally bear interest at the applicable LIBOR rate plus 0.95%. The interest expense was $302,894 for the six months ended April 30, 2019. Unused portions of the Credit Facility accrued a commitment fee equal to an annual rate between 0.15% and 0.25%, depending on the usage. The unused commitment fee for the six months ended April 30, 2019 was $6,839. Debt issuance costs including related legal expenses incurred by the Fund in connection with the Credit Facility were deferred and were amortized using the straight line method over the term of the Credit Facility. These amounts are included in the Consolidated Statement of Operations as amortization of debt issuance cost. The fair value of the Fund's borrowings under the Credit Facility approximates the carrying amount presented in the accompanying Consolidated Statement of Assets and Liabilities at cost for the remaining maturity for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy.

The weighted average outstanding daily balance of all loans under this credit facility during the period from November 1, 2018 to April 30, 2019 was approximately $20,796,311 with an average annualized borrowing cost of 3.00%. As of April 30, 2019, the amount outstanding under the Credit Facility was $30,000,000. The Credit Facility maturity date is February 20, 2020 and as of April 30, 2019 the Fund was in compliance in all material respects with the terms of the Credit Facility.

See Note 10, Subsequent Events, for information regarding the termination of the Scotiabank Credit Facility.

On December 4, 2018, the Fund entered into a senior secured revolving credit facility with Wells Fargo Bank, N.A. ("Wells Fargo") in which Wells Fargo agreed to make loans of up to $50 million to the Fund (the "Wells Credit Facility") secured by certain assets of the Fund. Loans under the Wells Credit Facility generally bear interest at the applicable LIBOR rate plus spread ranging from 1.75% to 2.15%. The interest expense was $116,935 for the six months ended April 30, 2019. Unused portions of the Wells Credit Facility accrue a commitment fee equal to an annual rate between 0.50% and 1.50%, depending on the usage. The unused commitment fee for the six months ended April 30, 2019 was $88,965. Debt issuance costs including related legal expenses incurred by the

Fund in connection with the Wells Credit Facility were deferred and are amortized using the straight line method over the term of the Wells Credit Facility. These amounts are included in the Consolidated Statement of Operations as amortization of debt issuance cost. The fair value of the Fund's borrowings under the Wells Credit Facility approximates the carrying amount presented in the accompanying Consolidated Statement of Assets and Liabilities at cost for the remaining maturity for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy.

As of April 30, 2019, the amount outstanding under the Wells Credit Facility was $39,000,000. The Wells Credit Facility maturity date is December 4, 2023 and as of April 30, 2019 the Fund was in compliance in all material respects with the terms of the Wells Credit Facility. The weighted average outstanding daily balance of all loans under this credit facility during the period from December 4, 2018 to April 30, 2019 was approximately $16,303,279 with an average annualized borrowing cost of 3.11%.

Under the Investment Company Act, the Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the Fund will have an asset coverage of at least 300%. In general, the term "asset coverage" for this purpose means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund. In addition, the Fund may be limited in its ability to declare any cash distribution on its capital stock or purchase its capital stock unless, at the time of such declaration or purchase, the Fund has an asset coverage (on its indebtedness) of at least 300% after deducting the amount of such distribution or purchase price, as applicable. For non-public indebtedness issued by the Fund (for example, the Credit Facility), the Fund may be able to continue to pay distributions on its capital stock or purchase its capital stock even if the asset coverage ratio on its indebtedness falls below 300%. As of April 30, 2019, the Fund's asset coverage was 556%.

(6) Investment Advisory and Other Agreements

The Adviser is registered as an investment adviser under the Advisers Act, as amended. The Adviser is an affiliate of Ares and leverages Ares' entire investment platform and benefits from the significant capital markets, trading and research expertise of all of Ares' investment professionals.

Pursuant to the investment advisory agreement, dated December 6, 2016 (the "Investment Advisory Agreement") (subsequently amended and restated as of December 12, 2017, that became effective on February 1, 2018), by and between

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

the Fund and the Adviser, the Adviser provides certain investment advisory and administrative services to the Fund and in consideration of the advisory services provided, the Adviser is entitled to a fee consisting of two components — a base management fee (the "Management Fee") and an incentive fee (the "Incentive Fee"). Pursuant to the investment sub-advisory agreement, dated as of December 6, 2016 (the "Investment Sub-Advisory Agreement"), by and between the Adviser and the Fund, the Adviser pays the Ares Capital Management II LLC (the "Sub-Adviser") 40% of the Management Fee and Incentive Fee actually received and retained and not otherwise used to support expenses.

The Adviser provides certain investment advisory and administrative services to the Fund pursuant to the Investment Advisory Agreement. Pursuant to its Investment Advisory Agreement, the Fund has agreed to pay the Adviser the Management Fee at an annual rate of 1.25% of the average daily value of the Fund's total assets of the Fund (including any assets attributable to any preferred shares that may be issued or to indebtedness) minus the Fund's liabilities other than liabilities relating to indebtedness. The management fees incurred by the Fund for the six months ended April 30, 2019 were $1,683,003.

The Incentive Fee is calculated and payable quarterly in arrears based upon the Fund's "pre-incentive fee net investment income" for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund's "adjusted capital," equal to 1.50% per quarter (or an annualized hurdle rate of 6.00%), subject to a "catch-up" feature. For this purpose, "pre-incentive fee net investment income" means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund's operating expenses for the quarter and taking into account the Expense Support and Conditional Reimbursement Agreement (as defined below). For such purposes, the Fund's operating expenses will include the Management Fee, expenses reimbursed to the Adviser under the administration agreement, dated as of December 6, 2016 (the "Adviser Administrative Agreement"), by and between the Fund and the Adviser, and any interest expense and distributions paid on any issued and outstanding preferred shares, but will exclude the Incentive Fee. "Adjusted Capital" means the cumulative gross proceeds received by the Fund from the sale of the Fund's shares (including pursuant to the Fund's DRP (as defined below), reduced by amounts paid in connection with purchases of the Fund's shares pursuant to the Fund's share repurchase program and further reduced by distribution representing a return of capital.

The "catch-up" provision is intended to provide the Adviser with an incentive fee of 15% on all of the Fund's pre-incentive fee net investment income when the Fund's pre-incentive fee net investment income reaches 1.765% of Adjusted Capital in any calendar quarter. During the six months ended April 30, 2019 there were no incentive fees incurred.

The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement and Investment Sub-Advisory Agreement, including expenses associated with office space for their officers and employees, investment and economic research, trading and investment management of the Fund.

The Adviser and the Fund have entered into the second amended and restated expense support and conditional reimbursement agreement (the "Expense Support and Conditional Reimbursement Agreement") under which the Adviser has agreed contractually for a one year period ending February 29, 2020 to reimburse the Fund's initial organizational and offering costs, as well as the Fund's operating expenses to the extent that aggregate distributions made to each Class' shareholders during the applicable quarter exceed Available Operating Funds (as defined below). Additionally, during the term of the Expense Support and Conditional Reimbursement Agreement, the Adviser may reimburse the Fund's operating expenses to the extent that it otherwise deems appropriate in order to ensure that the Fund bears an appropriate level of expenses (each such payment, an "Expense Payment"). "Available Operating Funds" means the sum attributable to the applicable Class of (i) the Fund's net investment Fund taxable income (including net short-term capital gains reduced by net long term capital losses); (ii) the Fund's net capital gains (including the excess of net long-term capital gains over net short-term capital losses); and (iii) dividends and other distributions paid to or otherwise earned by the Fund on account of investments in portfolio companies (to the extend such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

In consideration of the Adviser's agreement to reimburse the Fund's operating expenses, the Fund has agreed to repay the Adviser in the amount of any Fund expenses reimbursed subject to the limitation that a reimbursement (an "Adviser Reimbursement") will be made only if and to the extent that (i) it is payable not more than three years from the last business day of the calendar quarter in which the applicable Expense Payment was made by the Adviser; (ii) the Adviser Reimbursement does not cause other fund operating expenses attributable to the applicable Class (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the percentage of the Fund's average net assets attributable to common shares represented by other fund operating expenses allocable to the applicable Class (as defined below) (on an

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

annualized basis) during the quarter in which the applicable Expense Payment from the Adviser was made; and (iii) the distributions per share declared by the Fund for the applicable class at the time of the applicable Expense Payment are less than the effective rate of distributions per share for the applicable class at the time the Adviser Reimbursement would be paid. Other fund operating expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the Management Fees, the Incentive Fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with generally accepted accounting principles for investment companies. The Expense Support and Conditional Reimbursement Agreement will remain in effect at least until February 29, 2020, unless and until the Fund's board of trustees approves it's modifications or termination. For the six months ended April 30, 2019, the Adviser has provided $564,420 in expense support payments.

The table below presents a summary of all expenses supported by the Adviser for each of the following three month periods in which the Company received expense support from the Adviser and the associated dates through which such expenses are eligible for reimbursement from the Company.

Three Months Ended	Expense Support from CAM ($)	Recoupment of Expense Support ($)	Unreimbursed Expense Support ($)	Ratio of Other Fund Operating Expenses to Average Net Assets for the Period(1) %	Annualized Distribution Rate for the Period(2) ($)	Eligible for Reimbursement through
January 31, 2017	335,238	0	335,238	17.21	—	January 31, 2020
April 30, 2017	820,353	0	820,353	24.11	1.39282800	April 30, 2020
July 31, 2017	932,446	0	932,446	7.45	1.39257355	July 31, 2020
October 31, 2017	863,654	0	863,654	4.45	1.39257355	October 31, 2020
January 31, 2018	832,563	0	832,563	1.43	1.39257355	January 31, 2021
April 30, 2018	885,436	0	885,436	1.05	1.39257355	April 30, 2021
July 31, 2018	1,076,043	0	1,076,043	0.60	1.39257355	July 31, 2021
October 31, 2018	1,469,447	0	1,469,447	0.50	1.39257355	October 31, 2021
January 31, 2019	564,427	0	564,427	0.27	1.39257355	January 31, 2022
April 30, 2019	(7)	0	(7)	0.31	1.39257355	April 30, 2022
Total	7,779,600	0	7,779,600

(1) Other Fund Operating Expenses is defined as, the Fund's total Operating Expenses (as defined below), excluding the Management and Incentive fees, offering expenses, financing fees and costs, interest expense and extraordinary expenses. "Operating Expenses" means all operating costs and expenses incurred by the Fund, as determined in accordance with generally accepted accounting principles for investment companies.

(2) The Annualized Distribution Rate per Share equals the projected annualized distribution amount which is calculated based on the average regular cash distributions per share that were declared during record dates in the applicable Expense Support Payment Quarter.

Pursuant to the Adviser Administrative Agreement, the Adviser furnishes the Fund with office equipment and clerical, bookkeeping and record keeping services at the Adviser's office facilities. Under the Adviser Administrative Agreement, the Fund is obligated to reimburse the Adviser, at cost, based upon the Fund's allocable portion of the Adviser's overhead and other expenses (including travel expenses) incurred by the Adviser in performing its obligations under the Adviser Administrative Agreement, including the Fund's allocable portion of the compensation, rent and other expenses of certain of its officers (including but not limited to the chief compliance officer, chief financial officer, chief accounting officer, general counsel, treasurer and assistant treasurer) and their respective staffs. The Adviser Administration Agreement may be terminated by either party without penalty upon 60 days' written notice to the other party. The total of such expenses incurred for the six months ended April 30, 2019 were $495,890.

Pursuant to an administration agreement between State Street Bank and Trust Company ("State Street") and the Fund, State Street performs, or oversees the performance of, certain of the Fund's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, being responsible for the financial records that the Fund is required to maintain and preparing

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

reports to the Fund's shareholders and reports filed with the SEC. In addition, State Street oversees the preparation and filing of the Fund's tax returns and generally oversees the payment of the Fund's expenses and the performance of administrative and professional services rendered to the Fund by others. The Fund pays State Street for these services. The total of such expenses incurred by the Fund for the six months ended April 30, 2019 were $142,824.

Pursuant to a transfer agent agreement between DST Systems, Inc. ("DST") and the Fund, DST performs transfer agency services for the Fund. DST maintains the shareholder accounting records for the fund. The Fund pays DST for these services. The total of such expenses incurred for the six months ended April 30, 2019 were $183,957.

Shareholder Service Expenses

The Fund has adopted a "Shareholder Services Plan" with respect to its Class A, Class C, and Class L Shares under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Advisors may reasonably request. Under the Shareholder Services Plan, the Fund, with respect to Class A, Class C, and Class L Shares, may incur expenses on an annual basis equal up to 0.25% of its average net assets attributable to Class A, Class C, and Class L Shares, respectively.

Distribution Plan

The Fund, with respect to its Class C, Class L, Class U and Class W Shares, is authorized under a "Distribution Plan" to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of shares to investors. These activities include marketing and other activities to support the distribution of Class C, Class L, Class U and Class W Shares. The Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset based distribution fees. Under the Distribution Plan, the Fund pays the Distributor a Distribution Fee at an annual rate of 0.75% of average daily net assets attributable to Class C Shares, 0.25% of the average daily net assets attributable to Class L Shares, 0.50% of the average daily net assets attributable to Class W Shares, and 0.75% of the average daily net assets attributable to Class U Shares.

(7) Investment Transactions

For the six months ended April 30, 2019, the cost of investments purchased and proceeds from sales of investments, excluding short obligations, were as follows:

Cost of Investments Purchased	Proceeds from the Sale of Investments
$283,766,954	$(92,886,640)

(8) Derivative Instruments

The Fund enters into forward currency contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Fund's investments denominated in foreign currencies. As of April 30, 2019, the counterparty to these forward currency contracts was Goldman Sachs. Net unrealized gains or losses on foreign currency contracts are included in "net unrealized gain on foreign currency contracts" and net realized gains or losses on forward currency contracts are included in "net realized gain on foreign currency contracts" in the accompanying Consolidated Statement of Operations.

	As of April 30, 2019
Description	Notional Amount		Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Foreign currency forward contract		£(246,294)	5/1/2019	$2,701	$—	Forward foreign currency contracts
Foreign currency forward contract		$246,294	5/1/2019	—	(18)	Forward foreign currency contracts
Foreign currency forward contract		€(1,105,192)	5/2/2019	29,890	—	Forward foreign currency contracts
Foreign currency forward contract		€(561,223)	5/6/2019	14,377	—	Forward foreign currency contracts
Foreign currency forward contract	NOK	(374,530)	5/10/2019	5,702	—	Forward foreign currency contracts
Foreign currency forward contract	DKK	(376,046)	5/10/2019	8,138	—	Forward foreign currency contracts
Foreign currency forward contract		€(1,796,545)	5/10/2019	29,055	—	Forward foreign currency contracts

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

	As of April 30, 2019
Description	Notional Amount		Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Foreign currency forward contract	SEK	(1,055,273)	5/17/2019	$32,334	$—	Forward foreign currency contracts
Foreign currency forward contract	CAD	(186,021)	5/17/2019	2,302	—	Forward foreign currency contracts
Foreign currency forward contract		€(1,123,516)	5/17/2019	13,984	—	Forward foreign currency contracts
Foreign currency forward contract		£(68,963)	5/24/2019	289	—	Forward foreign currency contracts
Foreign currency forward contract		£(2,611,409)	5/28/2019	50,191	—	Forward foreign currency contracts
Foreign currency forward contract		€(2,255,364)	5/31/2019	—	(18,185)	Forward foreign currency contracts
Foreign currency forward contract		€(2,250,517)	6/4/2019	45,483	—	Forward foreign currency contracts
Foreign currency forward contract		€(1,122,446)	6/4/2019	21,740	—	Forward foreign currency contracts
Foreign currency forward contract		€(1,125,259)	6/4/2019	15,641	—	Forward foreign currency contracts
Foreign currency forward contract		£(2,805,634)	6/4/2019	33,317	—	Forward foreign currency contracts
Foreign currency forward contract		£(68,575)	6/4/2019	646	—	Forward foreign currency contracts
Foreign currency forward contract		£(2,622,814)	6/18/2019	52,392	—	Forward foreign currency contracts
Foreign currency forward contract	CAD	(1,364,687)	6/21/2019	3,752	—	Forward foreign currency contracts
Foreign currency forward contract	DKK	(78,670)	6/24/2019	701	—	Forward foreign currency contracts
Foreign currency forward contract		£(630,905)	6/24/2019	8,938	—	Forward foreign currency contracts
Foreign currency forward contract	SEK	(629,904)	6/26/2019	19,057	—	Forward foreign currency contracts
Foreign currency forward contract		£(3,138,846)	6/28/2019	46,674	—	Forward foreign currency contracts
Foreign currency forward contract		£(3,531,201)	6/28/2019	7,689	—	Forward foreign currency contracts
Foreign currency forward contract		£(86,073)	7/5/2019	801	—	Forward foreign currency contracts
Foreign currency forward contract	CAD	(218,458)	7/5/2019	407	—	Forward foreign currency contracts
Foreign currency forward contract		€(770,096)	7/10/2019	2,751	—	Forward foreign currency contracts
Foreign currency forward contract		£(116,627)	7/15/2019	521	—	Forward foreign currency contracts
Foreign currency forward contract	DKK	(7,426,934)	7/25/2019	—	(12,969)	Forward foreign currency contracts
Foreign currency forward contract		£(818,534)	7/26/2019	—	(6,034)	Forward foreign currency contracts
Foreign currency forward contract		£(247,441)	7/31/2019	—	(89)	Forward foreign currency contracts
Total				$449,473	$(37,295)

(9) Risk Factors

Senior Loans Risk

Although senior loans ("Senior Loans") are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the issuers of debt instruments (each, a "Borrower"). Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the

Fund and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which could adversely affect the Senior Loan's value.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the Fund. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower's obligation in the event of nonpayment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated,

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Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be "primed" in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Consequently, the Fund will be particularly dependent on the analytical abilities of the Adviser. In certain circumstances, Senior Loans may not be deemed to be securities under certain federal securities laws, other than the Investment Company Act. Therefore, in the event of fraud or misrepresentation by a Borrower or an arranger, the Fund may not have the protection of the antifraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the Senior Loan agreement itself and common law fraud protections under applicable state law.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

Subordinated Loans Risk

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an over secured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bonds Risk

The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the Borrower, such as investors' perceptions of the creditworthiness of the Borrower, the Borrower's financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower's capital structure and use of financial leverage and demand for the Borrower's goods and

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CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

services. There is a risk that the Borrowers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. High yield corporate bonds are often high risk and have speculative characteristics. High yield corporate bonds may be particularly susceptible to adverse Borrower-specific developments.

Collateralized Loan Obligations Securities Risk

Collateralized Loan Obligations ("CLOs") issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of securities issued by CLOs ("CLO Securities") are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The CLOs in which the Fund invests may have issued and sold debt tranches that will rank senior to the tranches in which the Fund invests. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO's investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO's investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of

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CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities' weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many Borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Investment and Market Risk

An investment in the common shares of the Fund is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares of the Fund represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds, CLO Securities and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds may experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market's perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares of the Fund may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund may utilize leverage, which will magnify the Fund's risks and, in turn, the risks to the common shareholders.

Interest Rate Risk

The market value of Corporate Bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as rates rise. Accordingly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decrease in the price of a debt security and, therefore, a decline in the net asset value of the Fund's common shares. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Because Senior Loans with floating or variable rates reset their interest rates only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund's common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the Fund's common shares.

Liquidity Risk

The Fund may not be able to readily dispose of illiquid securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain additional risks.

When interest rates rise, certain obligations will be paid off by the Borrower more slowly than anticipated, causing the value of these obligations to fall. Rising interest rates tend to extend

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

When interest rates fall, certain obligations will be paid off by the Borrower more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as Borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the Adviser will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Special Situations and Stressed Investments Risk

Although investments in debt and equity securities and other obligations of companies that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings ("Stressed Issuers") (such investments, "Special Situation Investments") may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund's original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make investments in Stressed Issuers when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject to a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special

Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

To the extent that the Fund holds interests in a Stressed Issuer that are different (or more senior or junior) than those held by other funds and/or accounts managed by Ares or its affiliates ("Other Accounts"), the Adviser is likely to be presented with decisions involving circumstances where the interests of such Other Accounts may be in conflict with the Fund's interests. Furthermore, it is possible that the Fund's interest may be subordinated or otherwise adversely affected by virtue of such Other Accounts' involvement and actions relating to their investment. In addition, when the Fund and Other Accounts hold investments in the same Stressed Issuer (including in the same level of the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work-outs, renegotiations or other activities related to its investment in the Stressed Issuer absent an exemption due to the fact that Other Accounts hold

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

investments in the same Stressed Issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as Other Accounts in the same or similar situations even if the Adviser believes it would be in the Fund's best economic interests to do so. Also, the Fund may be prohibited by applicable law from investing in a Stressed Issuer (or an affiliate) that Other Accounts are also investing in or currently invest in even if the Adviser believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with Stressed Issuers who are near default and more likely to enter into restructuring or work-out transactions with their existing debt holders, which may include the Fund and its affiliates. In some cases, to avoid the potential of future prohibited transactions, the Adviser may avoid recommending allocating an investment opportunity to the Fund that it would otherwise recommend, subject to the Adviser's then-current allocation policy and any applicable exemptions.

Below Investment Grade Rating Risk

Debt instruments that are rated below investment grade are often referred to as "high yield" securities or "junk bonds." Below investment grade instruments are rated "Ba1" or lower by Moody's, "BB+" or lower by S&P or "BB+" or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of an instrument that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower's financial condition. Below investment grade instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade instruments may be less liquid than that for higher rated instruments.

Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund's ability to achieve its investment objectives will be more dependent on the Adviser's credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in debt instruments rated in the lower rating categories ("Caa1" or lower by Moody's, "CCC+" or lower by S&P or "CCC+" or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

European Risk

The Fund may invest a portion of its capital in debt securities issued by issuers domiciled in Europe, including issuers domiciled in the United Kingdom ("UK"). Concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of the sovereign debt of certain countries give rise to concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of any such situation cannot be predicted. Sovereign debt defaults and European Union and/or Eurozone exits could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies' financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. A number of the Fund's securities may be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund. The uncertainty in the wake of the UK's "Brexit" referendum and subsequent political developments could have a negative

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Notes to Consolidated Financial Statements (continued)

April 30, 2019 (Unaudited)

impact on both the UK economy and the economies of other countries in Europe. The Brexit process also may lead to greater volatility in the global currency and financial markets, which could adversely affect the Fund. In connection with investments in non-US issuers, the Fund may engage in foreign currency exchange transactions but is not required to hedge its currency exposure. As such, the Fund makes investments that are denominated in British pound sterling or Euros. The Fund's assets are valued in US dollars and the depreciation of the British pound sterling and/or the Euro in relation to the US dollar in anticipation of Brexit or otherwise adversely affects the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. Global central banks may maintain historically low interest rates longer than was anticipated prior to the Brexit vote, which could adversely affect the Fund's income and its level of distributions.

(10) Subsequent Events

The Adviser has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were the following subsequent events:

The following common share distributions were declared for May and June 2019:

Record Date: daily
Payable Date: May 31, 2019
Per Share Amount: $0.11827337

Record Date: daily
Payable Date: June 28, 2019
Per Share Amount: $0.1144581

Credit Facility

On May 6, 2019, the Fund terminated the Credit Facility with the Bank of Nova Scotia and entered into a new senior secured revolving credit facility ("StateStreet Credit Facility") with State Street Bank and Trust Company ("StateStreet") in which the StateStreet agreed to make loans of up to $100 million to the Fund secured by certain assets of the Fund. Loans under the StateStreet Credit Facility generally bear interest at the applicable LIBOR rate plus 0.95%. Unused portions of the StateStreet Credit Facility accrue a commitment fee equal to 0.20%. The StateStreet Credit Facility maturity date is May 6, 2021.

Quarterly Repurchase Offer

On June 14, 2019, the Fund filed a notification of repurchase offer with the SEC for the Fund's quarterly repurchase offer. The Fund is offering to repurchase up to 5% of its issued and outstanding common shares at a price equal to the net asset value on the repurchasing date, July 18, 2019.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Additional Information

April 30, 2019 (Unaudited)

Proxy Information

The policies and procedures used to determine how to vote proxies relating to securities held by the Fund are available (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available on Form N-PX by August 31 of each year (1) without charge, upon request, by calling 1-877-855-3434, or (2) on the SEC's website at http://www.sec.gov.

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available (1) without charge, upon request, by calling 1-877-855-3434; (2) on the SEC's website at http://www.sec.gov.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2019 (Unaudited)

Dividend Reinvestment Plan

The Fund will operate under a dividend reinvestment plan, (the "DRIP") administered by DST Systems, Inc. ("DST"). Pursuant to the plan, the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the DST 30 days prior to the record date of the distribution or the shareholder will receive such distribution in shares through the DRIP. Under the DRIP, the Fund's distributions to shareholders are automatically reinvested in full and fractional shares as described below.

When the Fund declares a distribution, DST, on the shareholder's behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the Distribution by the Fund's Net Asset Value (the "NAV") per share.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. DST will hold shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder's proxy, if any, will include those shares purchased pursuant to the DRIP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. DST will distribute all proxy solicitation materials, if any, to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRIP, DST will administer the DRIP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the shareholder's name and held for the account of beneficial owners participating under the DRIP.

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant's account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Aspects." The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

All correspondence concerning the DRIP should be directed to DST at CION Ares Diversified Credit Fund c/o DST Systems, Inc., P.O. Box 219422, Kansas City, MO 64121-9422. Certain transactions can be performed by calling the toll free number 888-729-4266.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2019

Plan of Distribution

ALPS Distributors Inc. (the "Distributor") located at 1290 Broadway, Suite 1100, Denver, CO 80203, serves as the Fund's principal underwriter and acts as the Distributor of the Fund's shares on a best efforts basis, subject to various conditions. The Fund's shares are offered for sale through the Distributor at NAV plus the applicable sales load. The Distributor also may enter into agreements with Financial Intermediaries for the sale and servicing of the Fund's shares. In reliance on Rule 415 of the Securities Act of 1933, the Fund intends to offer to sell up to $1,061,000,000 of its shares, on a continual basis, through the Distributor. No arrangement has been made to place funds received in an escrow, trust or similar account. The Distributor is not required to sell any specific number or dollar amount of the Fund's shares, but will use its best efforts to solicit orders for the purchase of the shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market marker in Fund shares.

The Distributor has entered into a wholesale marketing agreement with CION Securities, a registered broker-dealer and an affiliate of CION. Pursuant to the terms of the wholesale marketing agreement, CION Securities will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers and registered investment Advisers.

CION Securities has also entered into a dealer manager agreement with the Fund pursuant to which CION Securities has agreed to provide certain marketing and wholesale services in consideration of its receipt of the dealer manager fee.

The Advisers or their affiliates, in the Advisers' discretion and from their own resources, may pay additional compensation to financial intermediaries in connection with the sale of the Fund's shares. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a Financial Intermediaries' registered representatives, placement on a list of investment options offered by a financial intermediary, or the ability to assist in training and educating the Financial Intermediaries'. The Additional Compensation may differ among Financial Intermediaries in amount or in the manner of calculation: payments of Additional Compensation may be fixed dollar amounts, or based on the aggregate value of outstanding shares held by Shareholders introduced by the financial intermediary, or determined in some other manner. The receipt of Additional Compensation by a selling financial intermediary may create potential conflicts of interest between an investor and its financial intermediary who is recommending the Fund over other potential investments. Additionally, the Fund pays a servicing fee to the Financial Intermediaries or financial institution for providing ongoing services in respect of clients holding shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund's transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and ongoing liaison services as the Fund or the Advisers may reasonably request.

The Fund and the Advisers have agreed to indemnify the Distributor against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Distributor may be required to make because of any of those liabilities. Such agreement does not include indemnification of the Distributor against liability resulting from willful misfeasance, bad faith or negligence on the part of the Distributor in the performance of its duties or from reckless disregard by the Distributor of its obligations and duties under the Distribution Agreement.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2019 (Unaudited)

Investment Advisers

CION Ares Management, LLC
3 Park Avenue, 36th Floor
New York, NY 10016

Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent and DRIP Administrator

DST Systems, Inc.
333 W 11th Street
Kansas City, MO 64105

Distributor

ALPS Distributors Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Independent Registered Public Accounting Firm

Ernst & Young LLP
725 S. Figueroa Street
Los Angeles, CA 90017

Fund Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2019 (Unaudited)

Privacy Notice

We are committed to maintaining the privacy of our shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about shareholders of the common stock of the Fund, although certain of our shareholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•  Information we receive from shareholders, whether we receive it orally, in writing or electronically. This includes shareholders' communications to us concerning their investment;

•  Information about shareholders' transactions and history with us; or

•  Other general information that we may obtain about shareholders, such as demographic and contact information such as address.

We do not disclose any non-public personal information about shareholders, except:

•  to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•  to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service shareholder accounts or otherwise provide the applicable service;

•  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

•  as allowed or required by applicable law or regulation.

When the Fund shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. The Fund does not permit use of shareholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund's service providers, such as their adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect shareholder nonpublic personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

Personnel of affiliates may access shareholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a shareholder's account or comply with legal requirements.

If a shareholder ceases to be a shareholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify shareholders and provide a description of our privacy policy.

In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer your non-public personal information to the new party in control or the party acquiring assets.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2019 (Unaudited)

Board of Trustees and Executive Officers

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Interested Trustees and Independent Trustees. As set forth in the Fund's declaration of trust, each Trustee's term of office shall continue until his or her death, resignation or removal.

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Interested Trustees(3)
Mark Gatto (46)	Trustee	2016	Co-Chairman, Co-Chief Executive Officer and Co-President, CION Investment Group and CION Investment Corporation; Director and Co-Chief Executive Officer, CION Ares Management, LLC	1	CION Investment Corporation; CION Ares Management, LLC
Mitch Goldstein (52)	Trustee	2016	Partner (Ares Credit Group), Ares Management Corporation ("Ares Management"); Co-President, Ares Capital Corporation ("ARCC")	1	None
Michael A. Reisner (48)	Trustee	2016	Co-Chairman, Co-Chief Executive Officer and Co-President, CION Investment Group and CION Investment Corporation; Director and Co-Chief Executive Officer, CION Ares Management, LLC	1	CION Investment Corporation; CION Ares Management, LLC
David A. Sachs (60)	Trustee and Chairman of the Board	2016	Partner, Ares Management	2	Terex Corporation; Ares Dynamic Credit Allocation Fund, Inc

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2019 (Unaudited)

Trustees

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Independent Trustees
James K. Hunt (67)	Trustee	2016	Consultant, Tournament Capital Advisers, LLC; from 2015 to 2016, Managing Partner and Chief Executive Officer, Middle Market Credit platform — Kayne Anderson Capital Advisors LLC; from 2014 to 2015, Chairman, THL Credit, Inc.; from 2010 to 2014, Chief Executive Officer and Chief Investment Officer, THL Credit, Inc. and THL Credit Advisors LLC	2	PennyMac Financial Services, Inc.; Ares Dynamic Credit Allocation Fund, Inc.
Paula B. Pretlow (63)	Trustee	2016	Prior to 2012, Senior Vice President, The Capital Group Companies	1	The Kresge Foundation; The Harry and Jeanette Weinberg Foundation; Northwestern University
John Joseph Shaw (67)	Trustee	2016	Independent Consultant; prior to 2012, President, Los Angeles Rams	2	Ares Dynamic Credit Allocation Fund, Inc.
Bruce H. Spector (76)	Trustee	2016	Independent Consultant; from 2007 to 2013, Senior Advisor, Apollo Global Management, LLC (private equity)	2	Ares Dynamic Credit Allocation Fund, Inc.
Mark R. Yosowitz (51)	Trustee	2016	From 2014 to present, President, Mentored; from 2014 to present, Adjunct Professor, Brooklyn Law School; from 2008 to present, Senior Vice President, Corporate Development, ThinkEco Inc.	1	None

(1)  The address of each Trustee is care of the Secretary of the Fund at 3 Park Avenue, 36th Floor, New York, NY 10016.

(2)  The Fund Complex includes Ares Dynamic Credit Allocation Fund, Inc. ("ARDC") and is defined as two or more registered investment companies that (a) hold themselves out to investors as related companies for purposes of investment and investor services; or (b) have a common investment adviser or have an investment adviser that is an affiliated person of any of the other registered investment companies.

(3)  "Interested person," as defined in the 1940 Act, of the Fund. Mr. Gatto, Mr. Goldstein, Mr. Reisner and Mr. Sachs are interested persons of the Fund due to their affiliation with the Adviser.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2019 (Unaudited)

Executive Officers

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael Reisner (48)	Co-President and Co-Chief Executive Officer	2016

Mr. Reisner is Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as CION Investment Corp., a business development company focused on middle market loans. Mr. Reisner serves on the investment committee of CIC. In addition, Mr. Reisner is a Director and Co-Chief Executive Officer of CION Ares Management, LLC. Mr. Reisner joined CION in 2001.

Mark Gatto (46)	Co-President and Co-Chief Executive Officer	2016

Mr. Gatto is Co-Chief Executive Officer and Co-President of CION Investment Group, LLC as well as CION Investment Corp., a business development company focused on middle market loans. Mr. Gatto serves on the investment committee of CIC. In addition, Mr. Gatto is a Director and Co-Chief Executive Officer of CION Ares Management, LLC. Mr. Gatto joined CION in 1999.

Greg Schill (38)	Vice President	2016	Mr. Schill is Senior Managing Director of CION Investment Group, LLC. Prior to this, he served as Managing Director since 2012. Mr. Schill joined CION in 2001.
Mitch Goldstein (52)	Vice President	2016

Mr. Goldstein is a Partner and Co-Head of the Ares Credit Group and a member of the Management Committee of Ares Management, L.P. He additionally serves as Co-President of ARCC. He is a member of the Ares Credit Group's U.S. Direct Lending and Commercial Finance Investment Committees. He additionally serves on the Ivy Hill Asset Management Investment Committee. Mr. Goldstein joined Ares Management in 2005.

Greg Margolies (52)	Vice President	2016

Mr. Margolies is a Partner and Head of the Ares Markets and a member of the Management Committee of Ares Management. Additionally, Mr. Margolies serves as a member of select Ares Credit Group investment committees and the Investment Committee for the Ares Special Situations funds. Mr. Margolies joined Ares in 2009.

Penni F. Roll (53)	Treasurer	2016

Ms. Roll is a Partner and the Chief Financial Officer of the Ares Credit Group. She also serves as the Chief Financial Officer of ARCC and Treasurer of ARDC. She previously served as Chief Financial Officer of ARDC from October 2016 to September 2017.

Scott Lem (41)	Chief Financial Officer	2016

Mr. Lem is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. Mr. Lem additionally serves as Chief Accounting Officer, Vice President and Treasurer of ARCC. He also serves as Chief Financial Officer of CION Ares Diversified Credit Fund. Mr. Lem previously served as Assistant Treasurer of ARCC from May 2009 to May 2013 and Treasurer of ARDC from October 2016 to September 2017. Mr. Lem joined Ares in 2003.

Miriam Krieger (41)	Chief Compliance Officer and Anti-Money Laundering Officer	2017

Ms. Krieger is a Partner and Global Chief Compliance Officer within the Ares Compliance Group. Ms. Krieger is the firm's Global Anti-Money Laundering Officer and Global Anti-Corruption Officer and also serves as Chief Compliance Officer of several entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates, including ARCC and Ivy Hill Asset Management, L.P Ms. Krieger joined Ares in 2010.

Daniel J. Hall (40)	General Counsel, Chief Legal Officer and Secretary	2016

Mr. Hall is a Partner and Co-General Counsel (Credit) in the Ares Legal Group. He has served as General Counsel, Chief Legal Officer and Secretary of ARDC since 2012 and as General Counsel, Chief Legal Officer and Secretary of CION Ares Diversified Credit Fund since 2016. Mr. Hall joined Ares in 2009.

Semi-Annual Report 2019

CION Ares Diversified Credit Fund

Additional Information (continued)

April 30, 2019 (Unaudited)

Executive Officers

Name, address(1) and age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael Weiner (66)	Vice President and Assistant Secretary	2016

Since September 2006, Mr. Weiner has been Vice President of ARCC and has served as Vice President, Co-General Counsel and Secretary of Ares Management Corporation. From September 2006 to January 2010, Mr. Weiner served as General Counsel to ARCC. He has served as Vice President and Assistant Secretary of ARDC since 2012. Mr. Weiner has also served as Vice President (since September 2011) and General Counsel (since March 2012) of Ares Commercial Real Estate Corporation.

Joshua Bloomstein (45)	Vice President and Assistant Secretary	2016

Mr. Bloomstein serves as a Partner and Co-General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, where he focuses on direct lending matters. He additionally is General Counsel, Vice President and Secretary of Ares Capital Corporation and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. He is also a member of the Ares Enterprise Risk Committee. Mr. Bloomstein joined Ares in 2006.

Anton Feingold (38)	Vice President and Assistant Secretary	2016

Mr. Feingold is a Managing Director and Associate General Counsel (Real Estate) in the Ares Legal Group. He also serves as Vice President and Secretary of Ares Commercial Real Estate Corporation. Mr. Feingold joined Ares in 2014.

Keith Kooper (43)	Vice President and Assistant Secretary	2016

Mr. Kooper is a Partner and General Counsel (Real Estate) in the Ares Legal Group. He also serves as Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. Mr. Kooper additionally serves as a member of the Ares Enterprise Risk Committee. Mr. Kooper joined Ares in 2013.

Kevin Early (47)	Vice President	2017	Mr. Early is a Partner, European Finance in the Ares Finance Department. Mr. Early joined Ares in 2012.
Michael Dennis (43)	Vice President	2017

Mr. Dennis is a Partner and Co-Head of European Credit, in the Ares Credit Group. Additionally, Mr. Dennis serves as a member of the Management Committee of Ares Management and the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees. Mr. Dennis joined Ares in 2007.

Blair Jacobson (46)	Vice President	2017

Mr. Jacobson is a Partner and Co-Head of European Credit in the Ares Credit Group and a member of the Management Committee of Ares Management. He also serves on the boards of Ares Management Limited and Ares Management UK Limited. Additionally, Mr. Jacobson serves on the Ares Credit Group's European Direct Lending and European Liquid Credit Investment Committees. Mr. Jacobson joined Ares in 2012.

Ian Fitzgerald (43)	Vice President and Assistant Secretary	2017

Mr. Fitzgerald is a Managing Director and Associate General Counsel (Credit) in the Ares Legal Group, where he focuses on direct lending matters. Additionally, Mr. Fitzgerald is General Counsel. He also serves as Vice President and Assistant Secretary of Ivy Hill Asset Management, L.P. ("IHAM") and Vice President and Assistant Secretary of Ivy Hill Asset Management GP, LLC, IHAM's General Partner. Mr. Fitzgerald joined Ares in 2010.

John Atherton (37)	Vice President and Assistant Secretary	2018

Mr. Atherton is a Principal and Associate General Counsel, Credit in the Ares Legal Department. Prior to joining Ares in 2018, Mr. Atherton was General Counsel, Private Investment Structures at Schroder Adveq. Previously, Mr. Atherton was a Senior Associate in the London and Boston offices of Proskauer Rose LLP, where he focused on private investment funds.

(1)  The address of each officer is care of the Secretary of the Fund at 3 Park Avenue, 36th Floor, New York, NY 10016.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 888-729-4266 to request the SAI.

Semi-Annual Report 2019

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Semi-Annual Report 2019

Item 2.  Code of Ethics.

Not applicable for this filing.

Item 3.  Audit Committee Financial Expert.

Not applicable for this filing.

Item 4.  Principal Accountant Fees and Services.

Not applicable for this filing.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for this filing.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable for this filing.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Not applicable for this filing.

(a)(2)  Not applicable for this filing.

(a)(3)  Not applicable for this filing.

(a)(4)  Not applicable for this filing.

(b) There have been no changes to the portfolio managers identified in the most recently filed registration statement on Form N-2 (File Nos. 333-212323 and 811-23165) for CION Ares Diversified Credit Fund (the “Fund”).

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None during the period covered by this Form N-CSR filing pursuant to a plan or program.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSR filing.

Item 11.  Controls and Procedures.

(a)                                 The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)                                 There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s most recent fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)                                 Not applicable.

(b)                                 Not applicable.

Item 13.  Exhibits.

(a)(1)                  Not applicable for this filing.

(a)(2)                  The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(a)(5)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CION ARES DIVERSIFIED CREDIT FUND

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

Date:	July 1, 2019

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date:	July 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

Date:	July 1, 2019

By:	/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date:	July 1, 2019

By:	/s/ Scott C. Lem
Scott C. Lem
Chief Financial Officer

Date:	July 1, 2019